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                                                                    Exhibit 10.1


                             SHAREHOLDERS AGREEMENT

               This Shareholders Agreement (this "Agreement"), dated as of December 12, 2001, is among MONTPELIER RE HOLDINGS LTD., a company incorporated and organized under the laws of Bermuda ("Montpelier" or the "Company"), and each of the Persons listed on Schedule 1 hereto and any future security holder of Montpelier that becomes a party to this Agreement (each, a "Shareholder" and collectively the "Shareholders").

                                   WITNESSETH

               WHEREAS, the authorized share capital of Montpelier consists of 200,000,000 shares, par value U.S.$0.01 per share (collectively or any number thereof, the "Common Shares");

               WHEREAS, each of the Shareholders has subscribed to purchase Common Shares; and

               WHEREAS, each of the Shareholders desires to promote the interests of Montpelier and the mutual interests of the Shareholders by establishing herein certain terms and conditions upon which the Common Shares will be held, including provisions restricting the transfer of Common Shares, providing certain registration rights and providing for certain other matters.

               NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, Montpelier and the Shareholders hereby agree as follows:

Section 1.     Definitions.

               Capitalized terms not otherwise defined in this Agreement have the meanings ascribed to them in the Subscription Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth below:

               "Affiliate" shall mean, with respect to any specified Person, a Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person. Without limiting the generality of the foregoing, the term "Affiliate" shall include an investment fund managed by such Person or by a Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person.

               "Agreement" shall have the meaning given such term in the first paragraph of this Agreement.

               "Benfield Group" shall mean Benfield Group plc or any successor entity thereto.

               "Board" shall mean the Board of Directors of Montpelier.
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               "Business Day" shall mean any day except a Saturday, Sunday or other day on which banks in Hamilton, Bermuda or The City of New York, United States, are authorized or obligated by law or executive order to close.

               "Bye-laws" shall mean the Bye-laws of Montpelier as in effect from time to time.

               "Closing Date" shall mean the dates for the closing of the sale of up to 9,000,000 Common Shares by Montpelier pursuant to the several Subscription Agreements.

                  "Code" shall mean the United States Internal Revenue Code of 1986, as amended.

               "Commission" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

               "Control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling" and "Controlled" shall have meanings correlative to the foregoing.

               "CSFB Entities" shall mean DLJMB Overseas Partners III, C.V., DLJ Offshore Partners III, C.V., DLJ Offshore Partners III-1, C.V, DLJ Offshore Partners III-2, C.V., DLJ MB Partners III GmbH & CO. KG and Donaldson, Lufkin & Jenrette Securities Corporation and any Affiliate thereof to which any Common Shares issued at the Closing are subsequently Transferred in accordance with the provisions of this Agreement (other than any underwriter under any registration statement filed pursuant to Section 4(a) or 4(b) of this Agreement).

               "day" shall mean a calendar day.

               "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended, or any U.S. federal statute then in effect that has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement federal statute.

               "Initial Public Offering" shall mean the completion, whether by Montpelier or by any Shareholders, of an underwritten public offering of the Common Shares pursuant to a registration statement filed under the Securities Act resulting in aggregate net proceeds, together with any such underwritten public offering previously completed, of not less than U.S.$125 million, and "initial public offering" shall mean the completion, whether by Montpelier or any Shareholders, of the initial public offering of the Common Shares pursuant to a registration statement filed under the Securities Act, regardless of the amount of net proceeds from such offering.

               "NASD" shall mean the U.S. National Association of Securities Dealers, Inc. or any successor organization.

               "NASDAQ" shall mean The Nasdaq National Market or any successor quotation system.

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               "Offering" shall mean the offering and sale of up to 9,000,000
Common Shares pursuant to the several Subscription Agreements.

               "Person" shall mean an individual, company, corporation, limited liability company, firm, partnership, trust, estate, unincorporated association or other entity.

               "Registrable Securities" shall mean (i) Common Shares (including any Common Shares issuable on exercise of the Warrants) issued on the Closing Date to the Shareholders, (ii) the Warrants, (iii) any New Security or Common Shares issued (including upon the exercise of options) to any Person that is a party to this Agreement or becomes a party to this Agreement pursuant to Section 2(d) and (iv) any securities of Montpelier issued successively in exchange for or in respect of any of the foregoing, whether as a result of any successive stock split or reclassification of, or stock dividend on, any of the foregoing or otherwise; provided, however, that such securities shall cease to be Registrable Securities if and when (i) a registration statement with respect to the disposition of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for such securities not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by Montpelier, and subsequent dispositions of such securities shall not require registration or qualification of such securities under the Securities Act, or (iii) such securities shall have ceased to be outstanding.

                  "Registration Expenses" shall mean all expenses incident to Montpelier's performance of or compliance with its obligations under Section 4, including, without limitation, all Commission, NASD and stock exchange or NASDAQ registration and filing fees and expenses, fees and expenses of compliance with applicable state securities or "blue sky" laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, fees and disbursements of any custodian, the fees and expenses incurred in connection with the listing of the securities to be registered in an initial public offering on each securities exchange or automated quotation system on which such securities are to be so listed and, following such initial public offering, the fees and expenses incurred in connection with the listing of such securities to be registered on each securities exchange or automated quotation system on which such securities are listed, fees and disbursements of counsel for Montpelier and all independent certified public accountants (including the expenses of any annual audit and "cold comfort" letters required by or incident to such performance and compliance), the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including the fees and expenses of any "qualified independent underwriter" required by the NASD), the reasonable fees of one counsel retained in connection with each such registration by the holders of a majority of the Registrable Securities being registered, the reasonable fees and expenses of any special experts retained by Montpelier in connection with such registration, and fees and expenses of other Persons retained by Montpelier (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by holders of such Registrable Securities other than Montpelier).

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               "securities" shall have the meaning given such term under the
Securities Act.

               "Securities Act" shall mean the U.S. Securities Act of 1933, as amended, or any U.S. federal statute then in effect which has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement federal statute.

               "Shareholder" shall have the meaning given to such term in the first paragraph of this Agreement.

               "Subscription Agreement" shall mean all and each of the Subscription Agreements, dated as of various dates on or before the date hereof, between Montpelier and each of the Investors (as defined therein) for the purchase and sale of Common Shares in the Offering.

               "Subsidiary" shall mean any corporation, limited liability company or other Person of which shares of stock or other ownership interests having a majority of the general voting power in electing the Board of Directors thereof or other Persons performing a similar function are, at the time as of which any determination is being made, owned by Montpelier either directly or through its Subsidiaries and any partnership in which Montpelier or any Subsidiary is a general partner.

               "Transfer" shall mean to sell, assign or otherwise transfer an interest, in whole or in part, whether voluntarily or involuntarily or by operation of law or at a judicial sale or otherwise; provided, however, that Transfer shall not include the bona fide pledge of Common Shares or Warrants in connection with a loan by a financial institution or any transfer back to the pledgor by the pledgee of such Common Shares or Warrants following the termination of any such bona fide pledge.

               "United States" or "U.S." shall mean the United States of America and dependent territories or any part thereof.

               "Warrant Shares" shall mean any Common Shares issuable upon exercise of the Warrants.

               "Warrants" shall mean those Share Purchase Warrants to be issued to White Mountains, Benfield Group and Banc of America Securities LLC pursuant to the Warrant Issuance Agreements (as defined in the Subscription Agreement).

               "White Mountains" shall mean White Mountains Insurance Group, Ltd. or any successor entity thereto.

               The following terms shall have the meaning given such terms in the respective Sections set forth below:

               Term                                                    Section
               ----                                                    -------
               Affiliated Entity                                       8
               Cash Equivalent                                         3(d)


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
               Common Shares                                           Recitals
               Company Portion Notice                                  3(b)(iii)
               Company Purchase Notice                                 3(b)(iii)
               Delay Period                                            4(a)(vi)
               Dropout                                                 3(b)(iv)
               Electing Shareholder                                    4(d)
               First Refusal Option                                    3(b)(ii)
               Inspectors                                              4(d)(xi)
               Montpelier Notice                                       2(a)
               New Securities                                          2(a)
               Offer Price                                             3(b)(i)
               Offered Shares                                          3(b)(i)
               Other Exerciser                                         3(b)(iv)
               Other Holders                                           4(a)(i)
               Priority Securities                                     4(b)(i)
               Pro Rata Notice                                         3(b)(iii)
               Proposed Acquiror                                       3(d)
               Proposed Purchaser                                      3(c)(i)
               Purchase Offer                                          3(c)(i)
               Qualified Sale                                          3(d)
               Qualified Sale Notice                                   3(d)
               Records                                                 4(d)(xi)
               Requesting Holders                                      4(a)(1)
               Seller                                                  3(b)(i)
               Seller's Notice                                         3(b)(i)
               Selling Shareholder                                     3(c)(i)
               Shareholder's Allotment                                 3(c)(i)
               Transferee                                              3(a)


Section 2.     Issuance of New Securities; Preemptive Rights.

               (a) During the term of this Agreement, Montpelier shall not, and shall cause its Subsidiaries not to, without the approval of a majority of the votes conferred by the issued and outstanding shares entitled to vote (after taking into account the voting provisions of Bye-law 51), issue any additional equity securities of Montpelier or any of its Subsidiaries or securities exercisable for or convertible or exchangeable into equity securities of Montpelier or any of its Subsidiaries (other than issuances by Montpelier (and not by any of its Subsidiaries) (i) pursuant to an underwritten public offering registered pursuant to an effective registration statement having a proposed aggregate offering price of at least U.S. $75 million, (ii) as direct consideration for the acquisition by Montpelier or a Subsidiary of Montpelier
(x) of another Person unaffiliated with Montpelier, White Mountains or Benfield Group pursuant to a merger, amalgamation, consolidation, reorganization, scheme of arrangement, share purchase or other transaction or (y) of substantially all of the assets of another Person unaffiliated with Montpelier, White Mountains or Benfield Group, (iii) pursuant to the terms of securities exercisable for or

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convertible or exchangeable into equity securities of Montpelier or any of its
Subsidiaries if such securities have been issued or granted previously in compliance with this Section 2(a), (iv) Warrant Shares or (v) options, provided all such options shall be exercisable for Common Shares constituting in the aggregate less than 5% of the fully diluted outstanding shares of Montpelier as of the last Closing Date, to be held by directors, officers or employees of Montpelier or any Subsidiary of Montpelier in accordance with employee benefit plans of Montpelier or any Subsidiary of Montpelier as in effect from time to time, and any shares issuable upon the exercise of such options). If Montpelier proposes to issue any. New Securities (as defined below), Montpelier shall, prior to consummating the issuance of the New Securities, give written notice (the "Montpelier Notice") to the Shareholders, stating the number of New Securities, the price per New Security, the terms of payment and all other terms and conditions on which the issuer proposes to make such issuance. Upon obtaining the approval of the Shareholders required by the first sentence of this Section 2(a) and any approval required from the Bermuda Monetary Authority, each Shareholder shall have, as hereinafter provided, the option to purchase up to the number of New Securities determined as set forth in Section 2(b) at the price per share and on the other terms stated in the Montpelier Notice. As used herein, "New Securities" shall mean any securities of Montpelier or any Subsidiary which, under the first sentence of this Section 2(a), may not be issued without the prior approval referred to therein, other than (i) any issuance by Montpelier pursuant to an underwritten public offering registered pursuant to an effective registration statement having a proposed aggregate offering price of less than $75 million and (ii) options to be held by directors, officers or employees of Montpelier or any Subsidiary in accordance with employee benefit plans of Montpelier or any Subsidiary as in effect from time to time in excess of the 5% limit referred to in such sentence, and any shares issuable upon the exercise of such options.

               (b) The option provided for in Section 2(a) shall be exercisable according to the following order of priority:

                    (i) First, each Shareholder shall be entitled to purchase up to a number of the New Securities offered determined by multiplying the aggregate number of New Securities offered by a fraction equal to (x) the sum of
(1) the number of Common Shares held by such Shareholder and (2) the number of Warrant Shares issuable upon exercise of any Warrant held by such Shareholder divided by (y) the sum of (1) the total number of Common Shares then outstanding and (2) the total number of Warrant Shares issuable upon exercise of all Warrants then outstanding. In order to make such a purchase, each Shareholder must give written notice to Montpelier within 25 days after the receipt of the Montpelier Notice, stating the number of New Securities which such Shareholder desires to purchase.

                    (ii) Second, if all of the New Securities offered to the Shareholders are not fully subscribed by such Shareholders, the remaining New Securities will be reoffered to the Shareholders purchasing their full allotment upon the terms set forth in this Section 2, until all such New Securities are fully subscribed for or until all such Shareholders have subscribed for all such New Securities which they desire to purchase. Shareholders must exercise their purchase rights under this subsection (ii) within 2 Business Days after receipt of each such reoffer.

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               (c) If no option is exercised pursuant to this Section 2 for any of the New Securities within 25 days after receipt of the Montpelier Notice (or if the option is exercised in the aggregate for less than all of the New Securities), Montpelier shall be free for a period of 90 days thereafter to sell the New Securities as to which such option has not been exercised to the proposed offerees at no less than the sale price set forth in the Montpelier Notice and on terms and conditions that are no more favorable to the proposed offerees than those offered to the Shareholders. If, however, at the expiration of such 90 day period, such New Securities have not been issued in accordance with the terms set forth in the Montpelier Notice, then any other issuance or proposed issuance thereof shall be subject to all of the provisions of this Agreement and such shares shall not be issued without Montpelier again offering its shares in the manner provided in this Section 2.

               (d) If, during the term of this Agreement, Montpelier shall issue any New Securities or any Common Shares or options to be held by directors, officers or employees of Montpelier or any Subsidiary of Montpelier in accordance with any employee benefit plan, as in effect from time to time, purchasers of New Securities, upon the purchase thereof, and directors, officers and employees, upon such acquisition, shall be required, as a condition of their ownership of the New Securities, Common Shares or options, as applicable, to execute and deliver this Agreement and be bound by all of the provisions hereof.

Section 3.     Transfer of Shares or Warrants.

               (a) General. No Shareholder shall Transfer any Common Shares other than (i) to one or more third parties after having complied with Section 3(b) hereof, (ii) in connection with the exercise of its tag-along rights under
Section 3(c), (iii) in connection with the exercise of drag-along rights under
Section 3(d) or any other transaction with any Person approved by the Board and Shareholders in accordance with the Bye-laws pursuant to which cash, shares or other securities of such Person are exchanged or substituted for all the Common Shares, (iv) in the case of any Shareholder that is an individual, to any one or more of such Shareholder's spouse or lineal relatives, or to any custodian or trust for the benefit of any of the foregoing, (v) to any Affiliate of such Shareholder, (vi) in the case of any Shareholder that is a partnership, corporation or limited liability company, as a distribution to the partners, shareholders or members thereof, (vii) in connection with the exercise by such Shareholder of its registration rights under Section 4 or (viii) following an initial public offering, pursuant to Rule 144 (or any successor provision) under the Securities Act. In addition, until the first anniversary of the date of this Agreement, neither any Shareholder that alone or collectively with its Affiliates owns 5% or more of the outstanding Common Shares nor Benfield Group shall Transfer any Common Shares other than (i) to one or more other Shareholders or the Company after complying with Section 3(b) hereof, (ii) in connection with any transaction with any Person approved by the Board and Shareholders in accordance with the Bye-laws pursuant to which cash, shares or other securities of such Person are exchanged or substituted for all the Common Shares, (iii) pursuant to subsection (v) of the preceding sentence, (iv) in the case of Benfield Group only, (x) in connection with its exercise of registration rights under Section 4 in connection with or following an initial public offering or (y) following an initial public offering, pursuant to Rule 144 (or any successor provision) under the Securities Act or (v) in the case of Benfield Group only, to any Person after complying with Section 3(b) hereof, but only following (x) the occurrence of any event of default relating to non-payment, material adverse effect or change, insolvency,

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bankruptcy, creditors' process or any similar circumstance, (y) the acceleration or placing on demand of any indebtedness or other obligations, or any indebtedness or other obligation which is payable on demand being demanded or
(z) the breach of any financial covenant, in each case under any material agreement relating to indebtedness of Benfield or any of its Affiliates. No Shareholder shall Transfer any Warrants other than (i) to one or more other Shareholders or the Company after complying with Sections 4(b) through (g) of the Warrants, (ii) in connection with any transaction with any Person approved by the Board and Shareholders in accordance with the Bye-laws pursuant to which cash, shares or other securities of such Person are exchanged or substituted for all the Common Shares, (iii) to any Affiliate of such Shareholder or (iv) in connection with the exercise by such Shareholder of its registration rights under Section 4. Notwithstanding any other provision of this Agreement, no Transfer may be made in violation of any provision of the Bye-laws or without Bermuda Monetary Authority Approval (as may be required). Each Shareholder agrees that it will not seek to evade the restrictions on transfer set forth in this Section 3 by Transferring Common Shares or Warrants to an Affiliate and thereafter transferring beneficial ownership of the Affiliate, as part of a unified plan to avoid such restrictions. If any Shareholder wishes to Transfer any of its Common Shares or Warrants to another Person (a "Transferee") other than any Transfer permitted (or, in the event that such provisions shall have terminated in accordance with Section 12 hereof, that would have been permitted) by subsection (iii), (vii) or (viii) of the first sentence of this Section 3(a), subsection (ii) or (iv) of the second sentence of this Section 3(a) or subsection (ii) or (iv) of the third sentence of this Section 3(a), such Shareholder shall, as a condition of such Transfer, require the Transferee to execute and deliver an agreement in form and substance reasonably satisfactory to Montpelier agreeing to be bound by all of the provisions hereof. The preceding sentence shall survive an Initial Public Offering until the date that is 18 months following the initial closing of such Initial Public Offering.

               (b) Right of First Refusal. (i) Notice of Intended Dispositions. Except for dispositions permitted under any of subsections (ii) through (viii) of the first sentence of Section 3(a) or subsections (ii) through (iv) of the second sentence of Section 3(a), if at any time any Shareholder has received a bona fide offer from a prospective Transferee and desires to Transfer (a "Seller") to such prospective Transferee any Common Shares owned by it, then such Seller shall deliver written notice of its intention to sell (a "Seller's Notice") to the Company, which the Company shall promptly deliver to each other Shareholder, setting forth such Seller's desire to make such sale (which shall be for cash, cash equivalents or marketable securities only), the prospective transferee, the number of Common Shares proposed to be sold (the "Offered Shares"), the price ("Offer Price") at which such Seller proposes to dispose of the Offered Shares, and the other material terms of such Transfer. For purposes of computing the Offer Price, cash equivalents shall be valued at their face amount and marketable securities shall be valued at the average of their closing prices for the last five Business Days prior to the date of the Seller's Notice.

                    (ii) First Refusal Right. Upon the receipt of the Seller's Notice, the Company shall then have the right (but not the obligation) to purchase at the Offer Price all, or, subject to subsection (v) below, any portion of the Offered Shares, and, if the Company has not elected to purchase any, or has purchased less than all of, the Offered Shares, each other Shareholder shall then have the right to purchase at the Offer Price all, or subject to subsection (v) below, any portion of the Offered Shares not theretofore subscribed to by the Company, pro

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rata among such Shareholders so electing on the basis of the number of Common
Shares owned by such Shareholders (assuming exercise of all outstanding Warrants); provided, however, that in the event any such other Shareholder does not purchase any or all of its pro rata portion of the remaining Offered Shares, then the other Shareholders shall have the right, on such pro rata basis, to purchase such unpurchased Offered Shares until all of such Offered Shares are purchased or until such Shareholders do not desire to purchase any more Offered Shares. If the other Shareholders do not subscribe for all of the Offered Shares, then the Company may designate an alternate purchaser to subscribe for the balance. The option to purchase in favor of the Company and the Shareholders granted in this Section 3(b)(ii) is referred to herein as the "First Refusal Option."

                    (iii) Exercise of First Refusal Option. The Company's First Refusal Option shall be exercisable by the delivery of notice to the Seller (the "Company Purchase Notice") within 30 days from the date of its receipt of the Seller's Notice. If the Company fails to deliver a Company Purchase Notice or if the Company elects, subject to subsection (v) below, to purchase less than all of the Offered Shares, then within the 30 day period after the Company's receipt of the Seller's Notice, the Company shall notify in writing each other Shareholder of the amount of Offered Shares not subscribed to by the Company (the "Company Portion Notice"). The First Refusal Option of the other Shareholders and of any alternate purchaser shall be exercisable by the delivery of written notice to the Seller (the "Pro Rata Notice"), with copies to the Company (which shall provide copies to each other Shareholder ), within 15 days of the other Shareholders' receipt of the Company Portion Notice. The Pro Rata Notice shall also specify the aggregate number of Common Shares, if any, in addition to such Shareholder's pro rata portion of the Offered Shares, which such Shareholder desires to purchase in the event there is an aggregate undersubscription for all Offered Shares. The First Refusal Option of the Company pursuant to this subsection (iii) shall terminate if unexercised 30 days after receipt of the Seller's Notice and the First Refusal Option of the other Shareholders (and any alternate purchaser) pursuant to this subsection (iii) shall terminate if unexercised 15 days after receipt of the Company Portion Notice.

                    (iv) Mandatory Sale. In the event that the Company and/or the Shareholders (and any alternate purchaser) exercise their First Refusal Options with respect to the Offered Shares, then the Seller must sell the Offered Shares to the Company and such Shareholders (and any alternate purchaser), as applicable, and the Company and such Shareholders (and any alternate purchaser) must buy the Offered Shares for which they have exercised their First Refusal Option, within the later of 30 days after the date of the receipt of the Company Purchase Notice or 30 days after the date of receipt of the last Pro Rata Notice received by the Seller, as applicable (in each case, subject to any extension reasonably necessary to obtain regulatory approvals, if being diligently pursued, but in any event not more than an additional 90 days). The Company and each Shareholder agrees that it will diligently pursue any regulatory approvals required to complete any such purchase. Notwithstanding anything to the contrary herein, if despite such diligent pursuit any material required regulatory approval is not obtained by the end of such period by the Company or any Shareholder, then such party (the "Dropout") shall not be required to complete such purchase. In such event, if any other Shareholder and/or the Company has also exercised its First Refusal Option (the "Other Exerciser"), they shall have the right to purchase the Offered Shares not purchased by the Dropout, in such proportion as the Other Exercisers shall agree, or (subject to subjection (v)

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
below), they may elect to purchase only some or none of the Offered Shares not purchased by the Dropout, in each case by notice given prior to the end of the 90 day period referred to above.

                    (v) All Offered Shares. Unless the Seller shall have consented to the purchase of less than all of the Offered Shares, both the Company, pursuant to the exercise of its First Refusal Option, and the Shareholders (and any alternate purchaser), pursuant to the exercise of their First Refusal Option, may not purchase any Offered Shares unless all Offered Shares are purchased by the Company or the Shareholders (and any alternative purchaser), or by the Company and the Shareholders (and any alternate purchaser) together.

                    (vi) Sale Period. If all notices required to be given pursuant to subsections (i) through (iii) above have been duly given and the Company and the Shareholders shall have determined not to exercise their respective First Refusal Options with respect to all of the Offered Shares, then the Seller shall have the right, for a period of 90 days after expiration of the last applicable option period specified in subsection (iii), to sell to the prospective transferee set forth in the Seller's Notice the Offered Shares remaining unsold at or above the Offer Price and on the other terms and provisions set forth in the Seller's Notice.

                    (vii) Closing. Upon the consummation of any purchase by the Company or other Shareholders hereunder of Offered Shares, the Seller shall deliver certificates evidencing the Offered Shares sold duly endorsed, or accompanied by written instruments of transfer, free and clear of any liens and encumbrances, against delivery of the Offer Price per share in cash.

               (c) Tag-Along Rights.

                    (i) If, at any time, one or more Shareholders (the "Selling Shareholders") propose to Transfer to any Person or group of Persons (the "Proposed Purchaser") in any transaction or series of related transactions a number of Common Shares equal to (x) prior to an Initial Public Offering, 5% and
(y) following an Initial Public Offering, 20% or more of the then outstanding Common Shares, the Selling Shareholders shall afford each other Shareholder the opportunity to participate proportionately in such Transfer in accordance with this Section 3(c). At least 20 days prior to the date proposed for such sale, the Selling Shareholders shall give notice to the Company, which shall provide a copy to each other Shareholder with a notice of the proposed Transfer, stating such Selling Shareholders' intent to make such sale, the number of Common Shares proposed to be transferred, the kind and amount of consideration to be paid for such Common Shares and the name of the Proposed Purchaser (the "Purchase Offer"). Each other Shareholder shall have the right to Transfer to the Proposed Purchaser a number of Common Shares equal to such Shareholder's Allotment. Such Shareholder's "Allotment" shall be equal to (A) the total number of Common Shares proposed to be Transferred by the Selling Shareholders multiplied by (B) a fraction, the numerator of which is the number of Common Shares owned by such Shareholder and the denominator of which is the total number of Common Shares outstanding (assuming, for purposes of this clause (i), the exercise of all outstanding Warrants).

                    (ii) Each Shareholder shall have 20 days from the receipt of the Purchase Offer in which to accept such Purchase Offer by written notice to the Selling

Shareholders. Contemporaneously with the sale by the Selling Shareholders, each other Shareholder so electing to participate shall, on the date of the closing, sell the Common Shares indicated in its written notice for the same consideration and on the same terms as those provided by the Proposed Purchaser to the Selling Shareholders as specified in the Purchase Offer.

                    (iii) Notwithstanding the foregoing, this Section 3(c) shall not apply to any Transfer permitted (or, in the event that such provisions shall have terminated in accordance with Section 12 hereof, that would have been permitted) by subsections (iii) through (viii) of the first sentence of Section 3(a) or subsections (ii) through (iv) of the second sentence of Section 3(a) or to any Transfer by any of the CSFB Entities in the event of a Regulatory Problem, as defined in the letter agreement dated the date hereof between such parties and the Company. For the avoidance of doubt (A) any transfer by a Selling Shareholder as to which tag-along rights of other Shareholders would apply under this Section 3(c) would be subject to Section 3(b) (unless the latter shall have terminated in accordance with Section 12), (B) compliance with Sections 3(b) and 3(c) may be effected concurrently and (C) the tag-along rights of other Shareholders shall apply to any sale to the Company or other Shareholders (or any alternate purchaser) pursuant to Section 3(b).

                    (iv) This Section 3(c) shall survive any Initial Public Offering until the date that is 18 months following the initial closing of such Initial Public Offering.

               (d) Drag-Along Rights. If, at any time, one or more Selling Shareholders propose to transfer a number of Common Shares owned by them equal to 56% or more of the then outstanding Common Shares and constituting all of the Common Shares owned by such Selling Shareholders in a single transaction to a third party (the "Proposed Acquiror") pursuant to a Qualified Sale (as defined below), such Selling Shareholders may cause to be included in such Qualified Sale all, but not less than all, of the Common Shares held by each of the other Shareholders by providing to each such other Shareholder a notice (a "Qualified Sale Notice") of the proposed Qualified Sale at least 20 days prior to the date proposed for such Qualified Sale, stating the identity of the Proposed Acquiror, the kind and amount of consideration proposed to be paid for the Common Shares to be purchased by the Proposed Acquiror and the other material terms of such Qualified Sale. For purposes of determining the number of Common Shares outstanding pursuant to the immediately preceding sentence, Common Shares issuable upon the exercise of Warrants, options or other rights to acquire Common Shares, or upon the conversion or exchange of any security outstanding as of the time of delivery of the Qualified Sale Notice, shall not be deemed to be outstanding. In the event a Selling Shareholder so provides a Qualified Sale Notice with respect to a Qualified Sale, each other Shareholder shall (i) be obligated to transfer all of the Common Shares owned by such Shareholder to the Proposed Acquiror on the terms and conditions set forth in the Qualified Sale Notice and (ii) execute and deliver such instruments of conveyance and transfer and take such other action, including voting such Shareholder's Common Shares in favor of such Qualified Sale and executing any purchase agreements, merger or amalgamation agreements, indemnity agreements, escrow agreements or related documents, as the Selling Shareholder or the Proposed Acquiror may reasonably require in order to carry out the terms and provisions of this Section 3(d); provided, however, that such instruments of conveyance and transfer and such purchase agreements, merger or amalgamation agreements, indemnity agreements, escrow agreements and related documents shall not include any representations or warranties of such Shareholder except such representations and warranties as are ordinarily given by a seller of securities with respect to such seller's authority to sell, enforceability of agreements against such seller, such seller's good title in such securities and the good title in such securities to be acquired at closing by the Proposed Acquiror; provided, further, however, that any indemnity provision included in any such instrument, agreement or related document shall only indemnify the Proposed Acquiror with respect to breaches of such representations and warranties by such Shareholder, without any obligation or liability for contribution. "Qualified Sale" means a sale by one or more Selling Shareholders to a third party which is not an Affiliate of Montpelier or any Shareholder (with any required approval of the Bermuda Monetary Authority) that meets all of the following requirements: (i) the terms of such sale were negotiated between such Selling Shareholders and such unaffiliated third party (or on their behalf by their respective agents or representatives) on a bona fide arms-length basis, (ii) the terms of such sale provide that the sale of Common Shares pursuant thereto by each Shareholder that is not a Selling Shareholder shall be made for the same type and amount of consideration for each such Common Share sold as is to be received by each Selling Shareholder for each Common Share sold (except with respect to Electing Shareholders as set forth below) and in all other respects in a manner such that each term and condition applicable to such Shareholder is identical to, or no less favorable than, each corresponding term and condition applicable to any Selling Shareholder and (iii) either (A) the consideration to be received by each Shareholder pursuant to such Qualified Sale is solely cash or (B) effective provision is made such that at the closing of such Qualified Sale each Electing Shareholder (as defined below) will receive the Cash Equivalent (as defined below) of any consideration other than cash proposed to be paid pursuant to the terms of such Qualified Sale. An "Electing Shareholder" is a Shareholder (other than a Selling Shareholder) that gives written notice, at least five days prior to the date proposed for a Qualified Sale, to the Selling Shareholders that provided the Qualified Sale Notice of such Shareholder's election to receive the Cash Equivalent of any non-cash consideration proposed to be paid pursuant to the terms of such Qualified Sale. "Cash Equivalent" means an amount in cash equal to the fair market value (as determined by a qualified appraiser with experience in the appraising of properties and businesses in the relevant industry, to be selected by the mutual agreement of the interested parties) of non-cash consideration to be paid in a Qualified Sale; provided, however, that if no agreement can be reached, then any such interested party may apply to the American Arbitration Association for the appointment of an appraiser meeting the requirements of the preceding sentence, and any such appointment shall be binding upon the parties. Any such appraiser shall be required to report its appraisal in writing, within 60 days of its appointment, to each interested party. For the avoidance of doubt, any Transfer by one or more Selling Shareholders which exercise their drag-along rights under this Section 3(d) would not be subject to Section 3(b).

Section 4.     Registration Rights.

               Subject to obtaining all approvals required by Bermuda governmental and regulatory authorities and when Montpelier can comply with
Section 39 of the Bermuda Companies Act 1981, as amended, the Shareholders shall then have the right to have their Registrable Securities registered under the Securities Act and applicable United States state securities laws, and Montpelier shall then have the related obligations, in accordance with the following provisions.

               (a) Registration on Request.

                    (i) At any time (x) after the third anniversary of the date of this Agreement, upon the written request of Shareholders holding in the aggregate 45% of all Registrable Securities then held by Shareholders, without taking into account the voting provisions of Bye-law 51 (assuming for this purpose exercise of all outstanding Warrants) or (y) after an initial public offering, upon the written request of Shareholders holding in the aggregate (A) in the case of the first request under this clause (y), 15% and (B) in the case of any request under this clause (y) after such first request, 20% of all Registrable Securities then held by Shareholders, without taking into account the voting provisions of Bye-law 51 (assuming for this purpose exercise of all outstanding Warrants) (such Shareholders being referred to as the "Requesting Holders"), the Requesting Holders may request that Montpelier either (i) effect the registration under the Securities Act for an underwritten public offering of all or part of the Registrable Securities held by them (the "Underwritten Option"), or (ii) effect the registration of all or any of their Registrable Securities by filing a registration statement under the Securities Act (the "Shelf Registration Statement") which provides for the sale by the Requesting Holders of their Registrable Securities from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the "Shelf Option"), provided, however, that the Requesting Holders may not elect the Shelf Option if the request thereunder is in connection with or would constitute an initial public offering. Upon receipt of such request, Montpelier will promptly give written notice to all other holders of Registrable Securities (the "Other Holders") that a request for registration has been received. For a period of 15 days following receipt of such notice, the Other Holders may request that Montpelier also register their Registrable Securities and Montpelier may determine to register its authorized and unissued securities. After the expiration of such 15 day period, Montpelier shall notify all holders of the number of Registrable Securities to be registered. Subject to the provisions of this Section 4, Montpelier will use its best efforts to cause the prompt registration under the Securities Act of (A) the Registrable Securities that the Requesting Holders and the Other Holders have requested Montpelier to register, and (B) all other Registrable Securities that Montpelier has determined to register, and in connection therewith will prepare and file a registration statement under the Securities Act to effect such registration. Such registration statement shall be on such appropriate registration form of the Commission as shall be selected by Montpelier and as shall be reasonably acceptable to the holders of more than 50% of the aggregate shares to be sold by the Requesting Holders and the Other Holders.

               Notwithstanding the foregoing, Montpelier will not be required to file a registration statement in any of the following situations:

                    (1) the Registrable Securities of Requesting Holders to be offered pursuant to such request do not have an aggregate offering price of at least U.S. $125 million in the case of an initial public offering or U.S. $75 million with respect to any subsequent offering (based on the then current market price or, in the case of an initial public offering, the aggregate offering price proposed to be set forth on the cover page of the registration statement);

                    (2) during any period (not to exceed 60 days with respect to each request) when Montpelier has determined to proceed with a public offering and, in the judgment of the managing underwriter thereof, the requested filing would have an adverse effect on the public offering; provided, that Montpelier is actively employing in good faith all reasonable efforts to cause such public offering to be consummated;

                    (3) during any period (not to exceed 60 days with respect to each request) when Montpelier is in possession of material non-public information that the Board determines is in the best interest of Montpelier not to disclose publicly; or

                    (4) to the extent required by the managing underwriter in an underwritten public offering, during a period, not to exceed 180 days in the case of the initial public offering or 90 days in the case of all other offerings, following the effectiveness of any previous registration statement filed by Montpelier.

               The right of Montpelier not to file a registration statement pursuant to paragraphs (2) and (4) above may not be exercised more than once in any twelve-month period, and pursuant to paragraph (3) above may not be exercised more than twice in any twelve-month period.

               Requesting Holders holding a majority of the Registrable Securities requested to be registered may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request, without liability to any of the other Requesting Holders or the Other Holders, by providing a written notice to Montpelier revoking such request.

                    (ii) Number of Registrations; Expenses. Montpelier shall not be obligated to effect more than one registration in any 180-day period of Registrable Securities pursuant to requests from Requesting Holders under this
Section 4(a). Montpelier shall pay all Registration Expenses in connection with the first six registrations that the Requesting Holders request pursuant to this
Section 4(a). The Requesting Holders, and if applicable, the Other Holders that requested that their Registrable Securities be registered and the Company shall pay all Registration Expenses in connection with later registrations pursuant to this Section 4(a) pro rata according to the number of Registrable Securities registered by each of them pursuant to such registration. However, in connection with all registrations, each Shareholder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Shareholder's Registrable Securities pursuant to this Section 4(a). If the first request hereunder is in connection with or would constitute an initial public offering, the Registrable Securities shall be offered pursuant to a firm commitment underwriting.

                    (iii) Effective Registration Statement. If the Requesting Holders elect the Underwritten Option in connection with a registration requested pursuant to this Section 4(a), such registration shall not be deemed to have been effected unless the registration statement relating thereto (A) has become effective under the Securities Act and any of the Registrable Securities of the Shareholders included in such registration have actually been sold thereunder, and (B) has remained effective for a period of at least 180 days (or such shorter period in which all Registrable Securities of the Requesting Holders and, if applicable, Montpelier and the Other Holders included in such registration have actually been sold thereunder); provided, however, that if after any registration statement requested pursuant to this Section 4(a) becomes effective (A) such registration statement is subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court solely due to the actions or omissions to act of Montpelier and (B) less than 75% of all of the Registrable Securities included in such registration have been sold thereunder, or less than 75% of the Registrable Securities of a particular Requesting Holder or Other Holder included in such registration have been sold thereunder, then such registration statement shall not constitute a registration of Registrable Securities to be effected by Montpelier pursuant to Section 4(a)(ii) and Montpelier shall pay all the Registration Expenses related thereto; and provided further, that if fewer than 80% of the aggregate number of Registrable Securities requested to be registered by the Requesting Holders and Other Holders pursuant to this Section 4(a) are actually included by Montpelier in such registration as a result of the operation of Section 4(a)(v), then such registration shall not constitute a registration of Registrable Securities to be effected by Montpelier for purposes of the second sentence of Section 4(a)(ii) only, and Montpelier shall pay all the Registration Expenses related thereto.

                    (iv) Selection of Underwriters. If the Requesting Holders elect the Underwritten Option, Requesting Holders holding a majority of the Registrable Securities requested to be registered shall have the right to select the lead managing underwriter for the offering; provided, however, that such selection shall be subject to approval by Montpelier, which approval shall not be unreasonably withheld; and provided, further, that Montpelier shall have the right to appoint a co-manager in all cases subject to the approval of Requesting Holders holding a majority of the Registrable Securities requested to be registered, which approval shall not be unreasonably withheld.

                    (v) Pro Rata Participation in Requested Registrations. If a requested registration pursuant to this Section 4(a) involves an underwritten offering and the managing underwriter advises Montpelier, the Requesting Holders and the Other Holders in writing that, in its view, the number of equity securities requested to be included in such registration exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold, the number of Registrable Securities requested to be registered by the Requesting Holders and the Other Holders included by Montpelier in such registration shall be allocated pro rata (subject to adjustments for tax considerations as provided in Subsection (C) below) among the Requesting Holders and the Other Holders on the basis of the relative number of Registrable Securities then held by them; provided, however, that:

                    (A) if Montpelier intends to issue Registrable Securities
                        and to include them in such registration, Montpelier's allocation shall first be subject to reduction before the number of Registrable Securities to be registered by the Requesting Holders and the Other Holders is subject to any reduction;

                    (B) Requesting Shareholders and Other Holders who become
                        subject to a reduction pursuant to this Section 4(a)(v) in the amount of Registrable Securities to be included in a registration statement may elect not to sell any Registrable Securities pursuant to the registration statement; and

                    (C) the Board may alter, amend or modify the allocation
                        provisions contained in this Section 4(a)(v) (other than the provisions in Section 4(a)(v)(A)) if it reasonably determines in good faith that such action would be likely to result in favorable tax treatment or to avoid unfavorable tax treatment of Montpelier or the Shareholders; provided, however, that such action is applied uniformly with respect to similarly situated Shareholders and that no distinction is made based on citizenship or jurisdiction of incorporation or organization.

                    (vi) If the Requesting Holders elect the Shelf Option, the Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective and usable for the resale of the applicable Registrable Securities for a period ending on the first date on which all the Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement, but in no event longer than 180 days. The foregoing notwithstanding, Montpelier shall have the right in its reasonable discretion, based on any valid business purpose (including without limitation to avoid the disclosure of any material non-public information that Montpelier is not otherwise obligated to disclose or to coordinate such distribution with other shareholders that have registration rights with respect to any securities of Montpelier or with other distributions of Montpelier (whether for the account of Montpelier or otherwise)), to suspend the use of the applicable Shelf Registration Statement for a reasonable length of time (a "Delay Period") and from time to time; provided, that the aggregate number of days in all Delay Periods occurring in any period of twelve consecutive months shall not exceed 90 days; and provided, further, that the 180 day limit referred to above shall be extended by the number of days in any applicable Delay Period. Montpelier shall provide written notice to each holder of Registrable Securities covered by the Shelf Registration Statement of the beginning and the end of each Delay Period and such holders shall cease all disposition efforts with respect to Registrable Securities held by them immediately upon receipt of notice of the beginning of any Delay Period.

               (b) Incidental Registration.

                    (i) If Montpelier at any time proposes to register any of its shares or any options, warrants or other rights to acquire, or securities convertible into or exchangeable for, its shares (the "Priority Securities") under the Securities Act (other than a registration (A) relating to shares issuable upon exercise of employee share options or in connection with any employee benefit or similar plan of Montpelier, (B) in connection with any amalgamation, scheme of arrangement, merger or consolidation by Montpelier or any Affiliate of Montpelier or the acquisition by Montpelier or any such Affiliate of the shares or substantially all the assets of any other Person, or
(C) pursuant to Section 4(a)) in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act (whether or not for sale for its own account), including in an initial public offering, it shall each such time, subject to the provisions of Section 4(b)(ii), give prompt written notice to all holders of record of Registrable Securities of its intention to do so and of such Shareholders' rights under this Section 4(b), at least 30 days prior to the anticipated filing date of the registration statement relating to such registration. Such notice shall offer all such Shareholders the opportunity to include in such registration statement such number of Registrable Securities as each such Shareholder may request. Upon the written request of any such Shareholder made within 20 days after the receipt of Montpelier's notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Shareholder), Montpelier will use its best efforts to effect the registration under the Securities Act of all Registrable Securities that Montpelier has been so requested to register by the Shareholders thereof; provided, however, that (A) if such registration involves an underwritten offering, all holders of Registrable Securities requesting to be included in Montpelier's registration must sell their Registrable Securities to the underwriters selected by Montpelier on the same terms and conditions as apply to Montpelier, and (B) if, at any time after giving written notice pursuant to this Section 4(b)(i) of its intention to register any Priority Securities and prior to the effective date of the registration statement filed in connection with such registration, Montpelier shall determine for any reason not to register such Priority Securities, Montpelier shall give written notice to all holders of Registrable Securities and shall thereupon be relieved of its obligation to register any Registrable Securities in connection with such registration (without prejudice, however, to rights of Shareholders under Section 4(a)). If a registration pursuant to this Section 4(b) involves an underwritten public offering, any holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such Registrable Securities in connection with such registration. No registration effected under this Section 4(b) shall relieve Montpelier of its obligations to effect a registration upon request under Section 4(a). Montpelier shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 4(b). However, each Shareholder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Shareholder's Registrable Securities pursuant to a registration statement effected pursuant to this Section 4(b).

                    (ii) Priority in Incidental Registrations. If a registration pursuant to this Section 4(b) involves an underwritten offering and the managing underwriter advises Montpelier in writing that, in its good faith view, the number of equity securities (including all Registrable Securities) that Montpelier and the Shareholders intend to include in such registration exceeds the largest number of securities that can be sold without having an adverse effect on such offering, including the price at which such Registrable Securities can be sold, Montpelier will include in such registration (A) first, all the Priority Securities to be sold for Montpelier's own account; and (B) second, to the extent that the number of Priority Securities is less than the number of Registrable Securities that the underwriter has advised Montpelier can be sold in such offering without having the adverse effect referred to above, Registrable Securities requested to be included in such registration by the Shareholders pursuant to Section 4(b)(i), pro rata among all Shareholders requesting registration on the basis of the relative number of Registrable Securities then held by them. Shareholders subject to such allocation may elect not to sell any Registrable Securities pursuant to the registration statement. The Board may alter, amend or modify the allocation provisions contained in this paragraph if it determines in good faith that such action would be likely to result in favorable tax treatment or to avoid unfavorable tax treatment of Montpelier or the Shareholders; provided, however, that such action is applied uniformly with respect to similarly situated Shareholders and that no distinction is made based on citizenship or jurisdiction of incorporation or organization. Notwithstanding any provision hereof to the contrary, Shareholders will have no rights under this Section 4(b) in respect of a public offering by Montpelier of its Common Shares (or any other securities or rights to acquire securities offered by Montpelier) made pursuant to a registration statement filed within one year of the date of this Agreement.

                    (iii) If Montpelier at any time proposes to effect a public offering in a jurisdiction other than the United States of any of its shares or any options, warrants or other rights to acquire, or securities convertible into or exchangeable for, its shares (other than a public offering (A) relating to shares issuable upon exercise of employee share options or in connection with any employee benefit or similar plan of Montpelier, or (B) in connection with an acquisition by Montpelier of another company), Montpelier and the Shareholders will have the rights and be subject to the obligations agreed in this Section 4(b) to the extent and where applicable.

               (c) Holdback Agreements.

                    (i) Each Shareholder agrees, for the benefit of the underwriters referred to below, not to effect any sale or distribution, including any private placement or any sale pursuant to Rule 144 (or any successor provision) under the Securities Act, of any Registrable Securities, other than to an Affiliate or by pro rata distribution to its shareholders, partners or other beneficial holders (in each case, which agree to be bound by the remaining provisions hereof), and not to effect any such sale or distribution of any other equity security of Montpelier or of any security convertible into or exchangeable or exercisable for any equity security of Montpelier, during the ten days prior to, and during a period, not to exceed 180 days in the case of the initial public offering or 90 days in the case of all other offerings, after the effective date of any registration statement filed pursuant to Section 4(a) or (b) in connection with an underwritten offering, without the consent of the managing underwriter of such offering, except as part of such registration, if permitted; provided, however, that each holder of Registrable Securities has received written notice of such registration at least two Business Days prior to the anticipated beginning of the ten day period referred to above. Each Shareholder agrees that it will enter into any agreement reasonably requested by the underwriters of any such underwritten offering to confirm its agreement set forth in the preceding sentence.

                    (ii) Montpelier agrees (A) that if any registration of Registrable Securities shall be in connection with an underwritten public offering, not to effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of Montpelier (other than any such sale or distribution of such securities in connection with any merger, amalgamation, reorganization or consolidation by Montpelier or any Affiliate of Montpelier or the acquisition by Montpelier or an Affiliate of Montpelier of the shares or substantially all the assets of any other Person or in connection with an employee stock ownership or other benefit plan) during the ten days prior to, and to the extent required by the managing underwriter in an underwritten public offering, during a period, not to exceed 180 days in the case of the initial public offering or 90 days in the case of all other offerings, which begins on the effective date of such registration statement, without the consent of the managing underwriters of such offering, and (B) that any agreement entered into after the date hereof pursuant to which Montpelier issues or agrees to issue any privately placed equity securities shall contain a provision under which the holders of such securities agree not to effect any public sale or distribution of any such securities during the period and in the manner referred to in the foregoing clause (A), including any private placement and any sale pursuant to

Rule 144 under the Securities Act (or any successor provision), except as part of such registration, if permitted.

               (d) Registration Procedures.

               In connection with any offering of Registrable Securities registered pursuant to this Section 4, Montpelier shall use its best efforts to obtain all necessary permissions from the Bermuda governmental and regulatory authorities and shall:

                    (i) Promptly prepare and, upon obtaining all necessary permissions from Bermuda governmental and regulatory authorities for the issue or transfer of shares, file a registration statement with the Commission within 60 days after receipt of a request for registration, and use its best efforts to cause such registration statement to become, as soon as practicable, and remain, effective as provided herein; provided, however, that before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, Montpelier will (A) furnish to one counsel selected by the holders of a majority of the Registrable Securities requested to be registered copies of all such documents proposed to be filed for such counsel's review and comment (and Montpelier shall not file any such document to which such counsel shall have reasonably objected in writing on the grounds that such document does not comply (explaining why) in all material respects with the requirements of the Securities Act or the rules or regulations thereunder), and (B) notify each holder of Registrable Securities requested to be registered of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                    (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period that will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the periods referred to in Section 4(3) and Rule 174 of the Securities Act or any successor provision, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement.

                    (iii) Furnish to each holder and each underwriter, if any, of Registrable Securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such registration statement, including each preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as any Shareholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Shareholder.

                    (iv) Use its best efforts to register or qualify such Registrable Securities under such other state securities or "blue sky" laws of such jurisdictions as any holder, and underwriter, if any, of Registrable Securities covered by such registration statement reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such Shareholder and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Shareholder; provided, however, that Montpelier will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Subsection (iv), (B) subject itself or any of its Subsidiaries to taxation or regulation (insurance or otherwise) of its or their respective businesses in any such jurisdiction other than Bermuda, or (C) consent to general service of process in any such jurisdiction.

                    (v) Use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Montpelier and its Subsidiaries to enable the holder or holders thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of distribution thereof.

                    (vi) Promptly notify each holder of such Registrable Securities, the sale or placement agent, if any, thereof and the managing underwriter or underwriters, if any, thereof (A) when such registration statement or any prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any material request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose and (D) of the receipt by Montpelier of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                    (vii) Use its best efforts to obtain as soon as possible the lifting of any stop order that might be issued suspending the effectiveness of such registration statement.

                    (viii) Immediately notify each holder of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event that comes to Montpelier's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and Montpelier will promptly prepare and furnish to such Shareholder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                    (ix) Use its best efforts to cause all such Registrable Securities to be listed on a national securities exchange in the United States or NASDAQ and on each securities exchange on which similar securities issued by Montpelier may then be listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form, and, subject to Bermuda law, to provide a transfer agent and registrar for such

Registrable Securities covered by such registration statement no later than the effective date of such registration statement.

                    (x) Enter into such customary agreements (including an underwriting agreement or qualified independent underwriting agreement, in each case, in customary form) and take all such other actions as the holders of a majority of the Registrable Securities requested to be registered or the underwriters retained by such Shareholders, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary representations, warranties, indemnities and agreements and preparing for, and participating in, such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition.

                    (xi) Make available for inspection, during business hours of Montpelier, by any holder of Registrable Securities requested to be registered, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Shareholder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate and business documents and documents relating to the properties of Montpelier and its Subsidiaries (collectively, "Records"), if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause Montpelier's officers, directors, employees and independent auditors, and those of Montpelier's Subsidiaries, to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such registration statement.

                    (xii) Obtain a "cold comfort" letter addressed to the holders of the Registrable Securities being sold from Montpelier's appointed auditors in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority in interest of the Registrable Securities being sold reasonably request, and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto).

                    (xiii) Obtain an opinion of counsel to Montpelier addressed to the holders of the Registrable Securities being sold in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or as the holders of a majority in interest of the Registrable Securities being sold may reasonably request, addressed to such holders and the placement or sales agent, if any, thereof and the underwriters, if any, thereof, and dated the effective date of such registration statement (or if such registration statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto).

                    (xiv) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, Bermuda law concerning share offerings to the public and all conditions imposed by Bermuda governmental or regulatory authorities or under Bermuda law, and make available to the Shareholders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months beginning after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act) which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

               It shall be a condition precedent to the obligation of Montpelier to take any action with respect to any Registrable Securities that the holder thereof shall furnish to Montpelier such information regarding such holder, the Registrable Securities and any other Montpelier securities held by such holder as Montpelier shall reasonably request and as shall be required in connection with the action taken by Montpelier. Montpelier agrees not to include in any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, any reference to any holder of any Registrable Securities covered thereby by name, or otherwise identify such holder as the holder of Registrable Securities, without the consent of such holder, such consent not to be unreasonably withheld or delayed, unless such disclosure is required by law or regulation.

               Each holder of Registrable Securities agrees that, upon receipt of any notice from Montpelier of the happening of any event of the kind described in Section 4(d)(viii), such Shareholder will forthwith discontinue disposition of Registrable Securities until such Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(d)(viii), and, if so directed by Montpelier such Shareholder will deliver to Montpelier (at Montpelier's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Shareholder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event that Montpelier shall give any such notice, the period mentioned in Section 4(d)(ii) shall be extended by the greater of (A) three months, or (B) the number of days during the period from and including the date of the giving of such notice pursuant to
Section 4(d)(viii) to and including the date when each holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(d)(viii).

               (e) Indemnification.

                    (i) Indemnification by Montpelier. In consideration of the agreements of the holders of the Registrable Securities contained herein and in the several Subscription Agreements, and as an inducement to such holders to enter into the Subscription Agreement, when Montpelier can comply with Section 39 of the Bermuda Companies Act 1981, as amended, Montpelier shall agree that in the event of any registration under the Securities Act pursuant to this Agreement, Montpelier will indemnify and hold harmless, to the full extent permitted by law, each of the holders of any Registrable Securities covered by such registration statement, their respective directors and officers, members, general partners, limited partners, managing directors, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls, is controlled by or is under common control with any such Shareholder or any such underwriter within the meaning of the Securities Act (and directors, officers, controlling Persons, members, partners and managing directors of any of the foregoing) against any and all losses, claims, damages or liabilities, joint or several, and expenses including any amounts paid in any settlement effected with Montpelier's consent, which consent will not be unreasonably withheld, to which such Shareholder, any such director or officer, member, or general or limited partner or managing director or any such underwriter or controlling Person may become subject under the Securities Act, United States state securities

"blue sky" laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein or any amendment or supplement thereto, (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by Montpelier of any United States federal, state or common law rule or regulation applicable to Montpelier and relating to action required of or inaction by Montpelier in connection with any such registration. Montpelier shall reimburse each such Shareholder and each such director, officer, member, general partner, limited partner, managing director or underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, liability, action or proceeding; provided, however, that Montpelier shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to Montpelier or its representatives by such Shareholder, in its capacity as a Shareholder in Montpelier, or any such director, officer, member, general or limited partner, managing director, underwriter or controlling Person expressly for use in the preparation thereof (it being understood and agreed that Montpelier shall be required to indemnify any CSFB Entity in its capacity as a Shareholder regardless of any information furnished to Montpelier or its representatives by any underwriter which is also an Affiliate or controlling Person of any CSFB Entity, but is not a CSFB Entity itself); provided, further, that Montpelier shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities, if any, or any other Person (other than a holder of Registrable Securities covered by the registration statement), if any, who controls such underwriter within the meaning of the Securities Act, pursuant to this Section 4(e)(i) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person (other than a holder of Registrable Securities covered by the Registration Statement) results from the fact that such underwriter sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if Montpelier has previously furnished copies thereof to such underwriter and such final prospectus, as then amended or supplemented, had corrected any such misstatement or omission, except that the indemnification obligation of Montpelier with respect to any Person who participates as an underwriter in the offering or sale of Registrable Securities, or any other Person (other than a holder of Registrable Securities covered by the registration statement), if any, who controls such underwriter within the meaning of the Securities Act, pursuant to this proviso shall be modified in such manner, which shall be reasonably acceptable to Montpelier and a majority of the holders of Registrable Securities participating in any such registration, as is consistent with customary practice with respect to underwriting agreements for offerings of such type. The indemnity provided for herein, when it becomes a commitment of Montpelier, shall remain in full force and effect regardless of any investigation made by or on behalf of such Shareholder or any such director, officer, member, general partner, limited partner, managing director, underwriter or controlling Person and shall survive the transfer of such securities by such Shareholder.

                    (ii) Indemnification by the Shareholders and Underwriters. Montpelier will require, as a condition to including any Registrable Securities in any registration statement filed in accordance with the provisions hereof, that Montpelier shall have received an undertaking reasonably satisfactory to it from the holders of such Registrable Securities or any underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Subsection (i) above) Montpelier and its directors, officers, controlling persons and all other prospective sellers and their respective directors, officers, general and limited partners, managing directors, and their respective controlling Persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Montpelier or its representatives by or on behalf of such Shareholder, in its capacity as a Shareholder in Montpelier, or such underwriter, as applicable, expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; provided, however, that in no event shall any of the CSFB Entities be required to indemnify anyone because of information furnished to Montpelier or its representatives by any underwriter who is also an Affiliate or controlling Person of any CSFB Entity, but is not a CSFB Entity itself. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Montpelier or any of the holders of Registrable Securities, underwriters or any of their respective directors, officers, members, general or limited partners, managing directors or controlling Persons and shall survive the transfer of such securities by such Shareholder; provided, however, that no such Shareholder shall be liable in the aggregate for any amounts exceeding the amount of the proceeds to be received by such holder from the sale of its Registrable Securities pursuant to such registration (after deducting any fees, discounts and commissions applicable thereto), as reduced by any damages or other amounts that such holder was otherwise required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                    (iii) Notices of Claims, etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 4(e), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 4(e), except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof, and the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels as may be reasonably necessary. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

                    (iv) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 4(e) is for any reason unavailable, or insufficient to hold harmless an indemnified party in respect of any loss, claim, damage, liability (or actions or proceedings in respect thereof) or expense referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expense, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(e)(iv) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 4(e)(iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions or proceedings in respect thereof) or expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4(e)(iv), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriter's obligations in this
Section 4(e)(iv) to contribute shall be several in proportion to the number of Registrable Securities sold or underwritten, as the case may be, by them and not joint. For purposes of this Section 4(e), each Person, if any, who controls a Shareholder or an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Shareholder or underwriter, and each director of Montpelier, each officer of Montpelier who signed the registration statement, and each Person, if any, who controls Montpelier within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as Montpelier.

               (f) Underwriting Agreement.

               Holders of Registrable Securities requested to be registered pursuant to this Section 4 in connection with an underwritten public offering shall be parties to the underwriting agreement with the underwriters for such offering in connection with such offering and may, at their option, require that any or all of the representations and warranties by, and the agreements on the part of, Montpelier to and for the benefit of such underwriters be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities. No underwriting agreement or other agreement in connection with such offering shall require any such holder of Registrable Securities to make any representations or warranties to or agreement with Montpelier or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution or any other representations required by applicable law and agreements regarding indemnification and contribution to the effect, but only to the extent, provided in Section 4(e).

               (g) No Inconsistent Agreements. Montpelier covenants and agrees that it shall not grant registration rights other than those under this Agreement with respect to the Common Shares or any other securities without the prior written consent of the holders of more than 75% in aggregate (after taking into account the voting provisions of Bye-law 51) of the Common Shares then held by all of the Shareholders that are parties to this Agreement. Montpelier represents and warrants that, except as set forth in this Agreement, it is not currently a party to any agreement with respect to any of its equity or debt securities granting any registration rights to any Person.

               (h) Rule 144 and Rule 144A. At all times after a public offering of any of Montpelier's shares, Montpelier agrees that it will file in a timely manner all reports required to be filed by it pursuant to the Exchange Act, and, if at any time thereafter, Montpelier is not required to file such reports, it will make available to the public, to the extent required to permit the sale of Common Shares by any holder of Registrable Securities pursuant to Rule 144 and Rule 144A under the Securities Act, current information about itself and its activities as contemplated by Rule 144 and Rule 144A under the Securities Act, as such Rules may be amended from time to time. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

               (i) Termination. The registration rights set forth in this
Section 4 shall not be available to any Shareholder, nor shall the obligations set forth in Section 4(c)(i) be applicable to any Shareholder (other than in connection with the initial public offering) if, in the opinion of counsel to Montpelier, all of the Registrable Securities then owned by such Shareholder could be sold (i) in any 90-day period pursuant to Rule 144 under the Act (without giving effect to the provisions of Rule 144(k)), or (ii) without restrictions pursuant to Rule 144(k); provided, however, that the registration rights set forth in this Section 4 shall be available to a Shareholder under the circumstances set forth in the preceding clause (i) in the event that such Shareholder agrees to pay a pro rata portion of the Registration Expenses incurred in connection with such registration.

Section 5. Provision of Information. Each Shareholder shall provide information to Montpelier as and to the extent required by Bye-law 53 of Montpelier's Bye-laws.

Section 6.     Restrictive Legends.

               (a) Each certificate representing Common Shares (including any Warrant Shares) shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "Any sale, assignment, transfer, pledge or other disposition of the shares represented by this certificate is restricted by, and the rights attaching to these shares are subject to, the terms and conditions contained in the Bye-laws of the Company and the Shareholders Agreement dated as of December 12, 2001, as they may be amended from time to time, which are available for examination by registered holders of shares at the registered office of the Company. The registered holder of the shares represented by this certificate, by acquiring and holding such shares, shall be deemed a party to such Shareholders Agreement for all purposes and shall be required to agree in writing to be bound by and perform all of the terms and provisions of such Shareholders Agreement, all as more fully provided therein. In addition, any transferee of the shares represented by this certificate shall be deemed to be a party to such Shareholders Agreement for all purposes and shall be required by the transferring shareholder to agree in writing to acquire and hold such shares subject to all of the terms of such Agreement, all as more fully provided therein, which terms are to be enforced by the shareholders of the Company.

               The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any United States state securities laws and may not be transferred, sold or otherwise disposed of unless (i)(a) a registration statement is in effect under the Securities Act with respect to such shares, or (b) a written opinion of counsel reasonably acceptable to the Company is provided to the Company to the effect that no such registration is required for such transfer, sale or disposal, and (ii) if required by law, the transferee is approved by applicable Bermuda regulatory authorities."

               (b) Following termination of Section 3(c) of this Agreement, Montpelier shall, promptly upon request and surrender of the legended certificate, deliver a replacement certificate not containing the first paragraph of the legend above in exchange for the legended certificate. In the event that Common Shares are disposed of pursuant to an effective registration statement or, following an initial public offering, Rule 144 (or any successor provision) under the Securities Act, Montpelier shall promptly upon request deliver a replacement certificate not containing either paragraph of the legend above in exchange for the legended certificate.

Section 7.     Competition.

               (a) Each Shareholder agrees that each Shareholder and its officers, directors, employees, agents and Affiliates may, alone or in combination with any other Person, engage in activities or businesses, make investments in and acquisitions of any Person, and enter into partnerships and joint ventures with any Person, whether or not competitive now or in the future with the businesses or activities of Montpelier or any Subsidiary of Montpelier, and neither Montpelier nor any Shareholder shall have the right to disclosure of any information in regard thereto, to participate therein, or to derive any profits therefrom.

               (b) Each Shareholder and Montpelier agree that none of the Shareholders or any of their respective officers, directors, employees, agents or Affiliates shall have the obligation to refer to Montpelier or its Subsidiaries any business opportunities presented or developed by any of them.

Section 8.     Transactions With Affiliates.

               (a) Montpelier shall not, and shall not permit any Subsidiary to, enter into any transaction with any Person having a 10% or greater equity interest in Montpelier, with any director, officer or employee of Montpelier or any Subsidiary of Montpelier, with any member of the immediate family of any such director, officer or employee, or with any entity in which such director, officer or employee or any member of the immediate family of any of them is (or was within the last 12 months) a director, officer or employee or has a 10% or greater equity interest or any Affiliate of such entity (any of the foregoing individuals or entities, an "Affiliated Entity"), other than (i) compensation arrangements approved by the Board, (ii) any of the following between Benfield Group or any Affiliate, on the one hand, and Montpelier or any Subsidiary, on the other: (w) brokering of inwards insurance or reinsurance business to Montpelier or any Subsidiary; (x) arranging, structuring, distributing and advising on any outwards reinsurance protection on behalf of Montpelier or any Subsidiary; (y) licensing of software products to Montpelier or any Subsidiary; or (z) providing financial advisory services to Montpelier or any Subsidiary and
(iii) any transaction approved by a vote of the majority of the

Independent Directors. As used herein, the term "Independent Director" shall mean each member of the Board who is not (x) the person with which such transaction would be effected or (y) a person on account of which the Person with which the transaction would be effected is an Affiliated Entity. Without limiting the foregoing, any transaction to which this Section applies (other than compensation arrangements approved by the Board under clause (i) of the preceding sentence) shall be on commercially reasonable terms and for consideration not less favorable to Montpelier or such Subsidiary than could be reached in an arms-length negotiation.

               (b) This Section 8 shall survive any Initial Public Offering until such time as less than 50% of the then outstanding Common Shares (excluding shares issuable pursuant to outstanding Warrants) are held by the Shareholders in the aggregate.

Section 9.     Restrictions on Other Agreements.

               No Shareholder shall enter into or agree to be bound by any voting trust or voting agreement with respect to the Common Shares. No Shareholder shall enter into any shareholder agreement or arrangements of any kind with any person with respect to the Common Shares on terms inconsistent with the provisions of this Agreement (whether or not such agreements and arrangements are with other Shareholders or holders of Common Shares that are not parties to this Agreement).

Section 10.    Financial Statements and Other Information.

               (a) Montpelier shall furnish or shall cause to be furnished to each Shareholder the following information (with respect to the information in subsections (iv), (v) and (vi) below, only if requested by the Shareholder) at the following times:

                    (i) with respect to each fiscal quarter of Montpelier, no later than 45 days after the end of such quarter, a consolidated summary balance sheet, income statement and cash flow statement as of the end of and for such quarter and the comparable quarter of the preceding fiscal year together with a letter from management of Montpelier summarizing the financial condition, results of operations and business of Montpelier and its subsidiaries as of the end of and for such quarter;

                    (ii) accompanying the financial information to be delivered pursuant to clause (a)(i) above, a certificate, executed by the principal financial officer of Montpelier, stating that such information was prepared in accordance with U.S. generally accepted accounting principles consistently applied, with such exceptions as are set forth in detail in such certificate;

                    (iii) with respect to each full fiscal year of Montpelier, no later than 90 days after the end of such year, a consolidated balance sheet, income statement and cash flow statement as of the end of and for such year and, if applicable, the two preceding fiscal years, prepared in accordance with U.S. generally accepted accounting principles consistently applied and accompanied by a signed audit report by a "Big Five" (or successor thereto) accounting firm, together with a letter from management of Montpelier summarizing the financial condition, results of operations and business of Montpelier and its subsidiaries as of the end of and for such year;

                    (iv) with respect to each fiscal quarter and full fiscal year of each Subsidiary of Montpelier, an income statement and balance sheet prepared in accordance with U.S. generally accepted accounting principles, not later than 45 days (90 days in the case of the full year information) after the end thereof;

                    (v) not more than 15 days after the preparation thereof, (x) any monthly financial statements or reports prepared, if any, by or for the management of Montpelier, and (y) any monthly income statement or balance sheet prepared, if any, by or for the management of any Subsidiary of Montpelier; and

                    (vi) not less than 15 days after the preparation thereof, annual budgets, broken down quarterly, annual business plans and any updates of such budgets or business plans prepared with respect to Montpelier and its Subsidiaries by or for the management or Board of Montpelier or any Subsidiary.

                    (vii) This Section 10(a) (other than subsection (vi)) shall survive any Initial Public Offering as to Cypress Merchant B Partners II (Cayman) L.P., Cypress Merchant Banking II - A C.V., Cypress Side-by-Side (Cayman) L.P., 55th Street Partners II (Cayman) L.P., OIP Montpelier, L.P., the CSFB Entities, Vestar-Montpelier Holdings A L.P., Vestar-Montpelier Holdings B, L.P. and Vestar-Montpelier Employees Ltd. only, but with respect to each such Shareholder, only for so long as such Shareholder (or group of affiliated Shareholders) holds greater than (i) 2% of the outstanding Common Shares on a fully diluted basis or (ii) 75% of the number of Common Shares it and its Affiliates purchased on the Closing Date (provided that such percentage shall be adjusted accordingly in the event of any stock dividend, stock split, reclassification, recapitalization, or exchange of shares).

               (b) Montpelier will, and will cause its Subsidiaries to, (1) permit each Shareholder during normal business hours to visit and inspect any of its properties and those of its Subsidiaries, including books and records (and, prior to an initial public offering only, make copies thereof), (2) make appropriate officers and directors of Montpelier and its Subsidiaries available periodically for consultation with such Shareholder with respect to matters relating to the respective business and affairs of Montpelier and its Subsidiaries, including, without limitation, significant changes in management personnel and compensation of employees, introduction of new products or new lines of business, important acquisitions or dispositions of plants and equipment, significant research and development programs, the purchasing or selling of important licenses, trademarks or concessions, and the proposed commencement or compromise of significant litigation and (3) consider the recommendations of such Shareholder in connection with the matters on which it is consulted as described above, recognizing that the ultimate discretion with respect to all such matters shall be retained by Montpelier and its Subsidiaries. This Section 10(b) shall survive any Initial Public Offering as to Cypress Merchant B Partners II (Cayman) L.P., Cypress Merchant Banking II - A C.V., Cypress Side-by-Side (Cayman) L.P., 55th Street Partners II (Cayman) L.P., OIP Montpelier, L.P., the CSFB Entities, Vestar-Montpelier Holdings A L.P., Vestar-Montpelier Holdings B, L.P. and Vestar-Montpelier Employees Ltd. only, but only for so long as such Shareholder (or group of affiliated Shareholders) holds greater than 2% of the outstanding Common Shares on a fully diluted basis; provided, however, that notwithstanding the foregoing, this Section 10(b) shall thereafter survive with respect to any such Shareholder as long as it holds any Common Shares purchased under the Subscription Agreement, if and only to the extent that such Shareholder establishes, to the reasonable satisfaction of the Company, that such survival is necessary in order for such Shareholder's investment in Montpelier to qualify as a "venture capital investment" for purposes of the United States Department of Labor Regulation published at 29 C.F.R. Section 2510.3-101(d)(3)(i).

               (c) For so long as any of Cypress Merchant B Partners II (Cayman) L.P., Cypress Merchant Banking II - A C.V., Cypress Side-by-Side (Cayman) L.P., 55th Street Partners II (Cayman) L.P., OIP Montpelier, L.P., the CSFB Entities, Vestar-Montpelier Holdings A L.P., Vestar-Montpelier Holdings B, L.P., Vestar-Montpelier Employees Ltd., Friedman, Fleischer & Lowe, MFP Investors, LLC with respect to which it is expected that Les Daniels will serve as the observer, Benfield Group, Gilbert Global Equity Partners, L.P., Gilbert Global Equity Partners (Bermuda), L.P., GGEP-SK, LLC, OneBeacon Insurance Company, The Camden Fire Insurance Association and Pennsylvania General Insurance Company shall own, individually or as a group with its other affiliated Shareholders,
(i) prior to an Initial Public Offering, at least 2% of the outstanding Common Shares on a fully diluted basis and (ii) following an Initial Public Offering, at least (A) 5% of the outstanding Common Shares on a fully diluted basis or (B) 75% of the number of Common Shares it and its Affiliates purchased on the Closing Date (provided that such percentage shall be adjusted accordingly in the event of any stock dividend, stock split, reclassification, recapitalization, or exchange of shares), such Shareholder shall be permitted to have an observer (with each group of affiliated Shareholders to appoint the same individual as its observer) that shall be permitted to attend all meetings of the Board and shall be provided with copies of all notices, information and documents as shall be provided to the Directors on the Board at such times as such Directors shall be provided therewith. Until the earlier to occur of (i) the date of any Initial Public Offering and (ii) the date that Securitas Montpelier, LP, no longer owns at least (x) 2% of the outstanding Common Shares on a fully diluted basis or (y) 100% of the number of Common Shares it purchased on the Closing Date (provided that such percentage shall be adjusted accordingly in the event of any stock dividend, stock split, reclassification, recapitalization or exchange of shares), such Shareholder shall be permitted to have an observer that shall be permitted to attend all meetings of the Board and shall be provided with copies of all notices, information and documents as shall be provided to the Directors on the Board at such times as such Directors shall be provided therewith. The Company shall not be responsible for any travel or other expenses of any such observer. Until the later to occur of (i) the date of any Initial Public Offering and (ii) the date that Cypress Merchant B Partners II (Cayman) L.P., Cypress Merchant Banking II - A C.V., Cypress Side-by-Side (Cayman) L.P., 55th Street Partners II (Cayman) L.P., OIP Montpelier, L.P., the CSFB Entities, Vestar-Montpelier Holdings A L.P., Vestar-Montpelier Holdings B, L.P. and Vestar-Montpelier Employees Ltd. no longer owns, individually or as a group with its other affiliated Shareholders, at least 5% of the outstanding Common Shares on a fully diluted basis, Montpelier shall (1) cause each Subsidiary of Montpelier to provide to each such Shareholder copies of all notices, information and documents as shall be provided to the members of the Board of Directors of such Subsidiary in connection with meetings thereof, which shall constitute notification of significant corporate actions with respect to such Subsidiary, and (2) provide to each such Shareholder such other rights of consultation as may be required pursuant to regulations, advisory opinions or announcements issued after the date of this Agreement by the United States Department of Labor or by a court of competent jurisdiction in order for such Shareholder's investment in Montpelier to qualify as a "venture capital investment" for purposes of the United States Department of Labor Regulation published at 29 C.F.R.
Section 2510.3-101(d)(3)(i). This Section 10(c) shall survive any Initial Public Offering.

               (d) Notwithstanding any other provision hereof the Company may, as a condition to the rights of any Shareholder under this Section 10, require such Shareholder to execute and deliver a confidentiality agreement in commercially reasonable form covering all non-public information conveyed to such Shareholder.

Section 11.    Further Action.

               Each Shareholder shall, for so long as such Shareholder owns any Common Shares or Warrants (i) take any and all action (on a timely basis) necessary to carry out the intentions of the Shareholders set forth in this Agreement, including, without limitation, voting (or causing the voting of), all Common Shares held by such Shareholder in favor of any necessary amendment to the Memorandum of Association or the Bye-laws of the Company and (ii) refrain from taking any willful action knowingly inconsistent with this Agreement including, without limitation, voting (or causing the voting of) any Common Shares held by such Shareholder in a manner inconsistent with this Agreement.

Section 12.    Term.

               This Agreement shall terminate upon the first to occur of (a) an Initial Public Offering, (b) the consent of Montpelier and all Shareholders who are parties to this Agreement that the Agreement be terminated, (c) any transaction with any Person pursuant to which shares or other securities of such Person are exchanged or substituted for all the Common Shares, provided that the shares or securities of such Person issued to the Shareholders are registered under the Securities Act and applicable United States state securities laws and listed on a United States national securities exchange or NASDAQ, (d) the liquidation or dissolution of Montpelier or (e) the tenth anniversary of the date of this Agreement; provided, however, that (i) in the case of termination pursuant to clauses (a) or (b), (A) the provisions of Section 4 (other than Section 4(e)) shall survive until the earlier of (x) the occurrence of an event specified in clause (c), provided the aggregate market value of the listed securities of the Person with which such transaction is consummated is not less than $500 million at the time of consummation of such transaction and the Shareholders receive freely tradeable shares or securities (other than any limit on transfer arising from any Shareholder's status as an affiliate, as such term is used in the Securities Act and the rules thereunder, of such Person or of Montpelier; provided, that the foregoing provisions of Section 4 shall not terminate unless all Shareholders which are subject to such a limit receive registration rights entitling such Shareholders to request registration of the shares or securities received) in exchange for their Common Shares (any event specified in clause (c) which meets the requirements of this clause (x), a "Qualifying C Transaction"), (y) the occurrence of an event specified in clause
(d) above or (z) the tenth anniversary of the termination of this Agreement, in each case to the extent such rights have not theretofore been exercised, (B) the provisions of Sections 6 and 7 shall survive the termination of this Agreement and (C) the last two sentences of Section 3(a) and Sections 3(c), 8 and 10 shall survive any Initial Public Offering as set forth therein, (ii) in the case of termination pursuant to clause (e), Sections 6 and 7 shall survive the termination of this Agreement, (iii) in the case of termination pursuant to clause (c), unless the event causing such termination is a Qualifying C Transaction, the provisions of Section 4 (other than Section 4(e)) shall survive until the earlier of (A) the occurrence of an event that is a Qualifying C Transaction,
(B) the occurrence of an event specified in clause (d) above or (C) the tenth anniversary of the termination of this Agreement, in each case to the extent such rights have not theretofore been exercised, and (iv) in any case the provisions of Sections 4(e), 5 and 11 through 24 shall survive the termination of this Agreement.

Section 13.    Amendments.

               Neither this Agreement nor any provision hereof may be amended except by an instrument in writing signed by Montpelier and Shareholders holding at least a majority (or such higher percentage as shall be specified in any provision which is the subject of a proposed amendment) (after taking into account the voting provisions of Bye-law 51) of the Common Shares then held by all of the Shareholders who are parties to this Agreement; provided that, if any such amendment adversely affects the rights, obligations or tax treatment of any Shareholder, such amendment shall not be effective unless (i) the instrument relating thereto is signed by Shareholders holding at least 75% (or such higher percentage as shall be specified in any provision which is the subject of a proposed amendment) (after taking into account the voting provisions of Bye-law
51) of the Common Shares then held by all of the Shareholders who are parties to this Agreement, (ii) all similarly situated Shareholders are no worse than proportionately adversely affected (or any Shareholder which is proportionately more adversely affected than other similarly situated Shareholders consents to the amendment) and (iii) the amendment is approved by Shareholders who would be adversely affected by the amendment who hold at least 75% (without taking into account the voting provisions of Bye-law 51) of the Common Shares held by all Shareholders who would be adversely affected thereby. Any amendment approved in the foregoing manner will be effective as to all Shareholders. For the avoidance of doubt, the addition or deletion of any Person as a party hereto in accordance with the terms hereof shall not constitute an amendment hereof.

Section 14.    Waiver and Consent.

               No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach, and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

Section 15.    Recapitalization, Exchanges, etc..

               Except as expressly provided otherwise herein, the provisions of this Agreement shall apply to the full extent set forth herein with respect to shares or other securities in Montpelier or any other Person that may be issued in respect of, in exchange for, or in substitution of the Common Shares or the Warrants.

Section 16.    Notices.

               All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed, unless otherwise specified herein, to have been duly given if sent by hand, mail, courier service, cable, telex, facsimile or other mode of representing words in a legible and non-transitory form (a) if to the Shareholders, at their respective addresses in the Register of Shareholders of Montpelier or at such other address as any of the Shareholders may have furnished to the Company in writing, and (b) if to the Company at Clarendon House, 2 Church Street, Hamilton, Bermuda, HM 11,
Attention: Company Secretary, or such other address as Montpelier may have furnished to the Shareholders in writing.

               All such communications shall be deemed to have been given, delivered or received when so received, if sent by hand, cable, telex, facsimile or similar mode, on the next Business Day after sending if sent by Federal Express or other similar overnight delivery service, on the fifth Business Day after mailing if sent by mail and otherwise on the actual day of receipt.

Section 17.    Specific Performance.

               Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching parties would be irreparably harmed and could not be made whole by monetary damages. Accordingly, each of the parties hereto agrees that the other parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled, subject to applicable law, to compel specific performance of this Agreement.

Section 18.    Entire Agreement.

               This Agreement (including the Schedules hereto), the Subscription Agreement and the Bye-laws of Montpelier and any other agreements delivered at the Closing constitute the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

Section 19.    Severability.

               To the fullest extent permitted by applicable law, any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or affecting the validity, unenforceability or legality of such provision in any other jurisdiction.

Section 20.    Binding Effect; Benefit.

               Except for Section 4(c)(i), which shall be enforceable by the underwriters referred to therein, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 21.    Successors and Assigns.

               This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors, legal representatives and permitted assigns. Neither this Agreement nor any rights or obligations hereunder shall be assignable by any Shareholder except in connection with a Transfer of Common Shares or Warrants permitted hereunder, in which case, subject to the next sentence, the rights and obligations hereunder shall be transferred pro rata. No such assignment shall be effective unless the assignee shall execute and deliver an agreement in form and substance reasonably satisfactory to Montpelier agreeing to be bound by this Agreement (or the surviving provisions hereof).

Section 22.    Interpretation.

               The Table of Contents and the Headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement. All references herein to Sections, Subsections, clauses and Schedules shall be deemed references to such parts of this Agreement, unless the context otherwise requires. All pronouns and any variations thereof refer to the masculine, feminine or neuter, as the case may require. The definitions of terms in this Agreement shall be applicable to both the singular and plural forms of the terms defined where either such form is used in this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "herein," "hereof" and "hereunder," and other words of similar import, refer to this Agreement as a whole and not to any particular Section, Subsection, or clause.

Section 23.    Counterparts.

               This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

Section 24.    Applicable Law.

               The validity of this Agreement, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by and construed in accordance with the laws of New York without giving effect to the principles of conflicts of laws thereof except for specific references to the laws or regulations of Bermuda or any other jurisdiction. Each party hereto agrees that any suit, action or other proceeding arising out of this Agreement may be brought and litigated in the appropriate federal and state courts of the State of New York and each party hereto hereby irrevocably consents to personal jurisdiction and venue in any such court and hereby waives any claim it may have that such court is an inconvenient forum for the purposes of any such suit, action or other proceeding. The Shareholders and Montpelier each hereby irrevocably designates and appoints CT Corporation with offices on the date hereof at 1633 Broadway, New York, NY 10019, and its successors, as its agent to receive, accept or acknowledge for or on behalf of it, service of any and all legal process, summonses, notices and documents that may be served in any such suit, action or proceeding in any such court. Each Shareholder acknowledges that CT Corporation will transmit services of any and all legal process, summonses, notices and documents that may be served in any such suit, action or proceeding in any such court to such Shareholder's address as shown in the Register of Shareholders of Montpelier from time to time. Each Shareholder further irrevocably consents to the service of any and all legal process, summonses, notices and documents by the mailing of copies thereof by registered or certified air mail, postage prepaid, to such party at the address of such party as shown in the Register of Shareholders of Montpelier from time to time.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                            MONTPELIER RE HOLDINGS LTD.



                            By:    /s/ John D. Gillespie
                                   ---------------------------------------------
                                   Name:    John D. Gillespie
                                   Title:   Director

                            Date:  December 12, 2001
                                   ---------------------------------------------

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            55TH STREET PARTNERS II (CAYMAN) L.P.

                            By:    Cypress Associates II (Cayman) L.P.,
                                   its general partner

                            By:    CMBP II (Cayman) Ltd., its general partner



                            By:    /s/ Jeffrey P. Hughes
                                   ---------------------------------------------
                                   Name:    Jeffrey P. Hughes
                                   Title:   Director

                            Date: December 12th, 2001



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               55th Street Partners II (Cayman) L.P.
               65 East 55th Street, 28th Floor
               New York, NY 10022
               Attention: William Spiegel

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            ARRAN PARTNERS, L.P.



                            By: Wyper Partners L.L.C.
                            Its:  General Partner



                            By:    /s/ George U. Wyper
                                   ---------------------------------------------
                            Name:  George U. Wyper
                            Title:   Managing Member

                            Date:  December 12, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Arran Partners, L.P.
               c/o Wyper Capital Management, L.P.
               350 Park Avenue, 16th Floor
               New York, NY 10022
               Attention: George U. Wyper

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            AXP VARIABLE PORTFOLIO-CAPITAL RESOURCE FUND, A SERIES OF AXP VARIABLE PORTFOLIO INVESTMENT SERIES, INC.

                            By:    /s/ Timothy J. Masek
                                   ---------------------------------------------
                            Name:  Timothy J. Masek
                            Title: Assistant Vice President, AXP Variable Portfolio Investment Series, Inc.



                            Date:  December 10, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               AXP Variable Portfolio-Capital Resource Fund, a Series of AXP Variable Portfolio Investment Series, Inc. 25671 AXP Financial Center
               Minneapolis, MN 55474
               Attention: John Everhart

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            BANK OF AMERICA CORPORATION


                            By:    /s/ Alvaro G. Demolina
                                   ---------------------------------------------
                            Name:  Alvaro G. Demolina
                            Title: Senior Vice President, Treasurer

                            Date:  December 12, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Bank of America Corporation
               100 North Tryon Street
               Charlotte, NC 28255-0001
               Attention: Al Demolina

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            TERRY BAXTER


                            By:    /s/ Terry L. Baxter
                                   ---------------------------------------------





                            Date:  12-12-01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               OneBeacon
               80 South Main Street
               Hanover, NH 03755
               Attention: Terry Baxter

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            BENFIELD GROUP plc


                            By:    /s/ John P. Whiter
                                   ---------------------------------------------
                            Name:  John P. Whiter
                            Title: Director

                            Date:  12 December 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Benfield Group plc
               55 Bishopsgate
               London, EC2N 3AS
               United Kingdom
               Attention: John Whiter

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            JOHN J. BYRNE


                            By:    /s/ John J. Byrne
                                   ---------------------------------------------




                            Date:    12/12/01
                                   ---------------------------------------------


               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               John J. Byrne
               OneBeacon
               80 South Main Street
               Hanover, NH 03755

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            CENTURY CAPITAL PARTNERS II, L.P.


                            By:    /s/ Davis Fulkerson
                                   ---------------------------------------------
                                   Name:    Managing Member
                                   Title:   Davis Fulkerson

                            Date:  12/7/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Century Capital Partners II, L.P.
               One Liberty Square
               Boston, Massachusetts  02109
               Attention: Davis Fulkerson
                          Steve Alfano

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            CYPRESS MERCHANT B PARTNERS II (CAYMAN) L.P.

                            By:   Cypress Associates II (Cayman) L.P.,
                                  its general partner

                            By:   CMBP II (Cayman) Ltd., its general partner



                            By:    /s/ Jeffrey P. Hughes
                                   ---------------------------------------------
                                  Name:    Jeffrey P. Hughes
                                  Title:   Director

                            Date:  December 12th, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Cypress Merchant B Partners II (Cayman) L.P.
               65 East 55th Street, 28th Floor
               New York, NY  10022
               Attention:  William Spiegel

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            CYPRESS MERCHANT BANKING II - A C.V.

                            By:  Cypress Associates II (Cayman) L.P.,
                                 its managing general partner

                            By:  CMBP II (Cayman) Ltd., its general partner



                            By:  /s/ Jeffrey P. Hughes
                                 -----------------------------------------------
                                 Name:    Jeffrey P. Hughes
                                 Title:   Director

                            Date:  December 12th, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Cypress Merchant Banking II-A C.V.
               65 East 55th Street, 28th Floor
               New York, NY  10022
               Attention:  William Spiegel

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            CYPRESS SIDE-BY-SIDE (CAYMAN) L.P.

                            By:    Cypress Associates II (Cayman) L.P.,
                                   its general partner

                            By:    CMBP II (Cayman) Ltd., its general partner



                            By:    /s/ Jeffrey P. Hughes
                                   ---------------------------------------------
                                   Name:    Jeffrey P. Hughes
                                   Title:   Director

                            Date:  December 12th, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Cypress Side-By-Side  (Cayman) L.P.
               65 East 55th Street, 28th Floor
               New York, NY  10022
               Attention:  William Spiegel

                  By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            DLJMB OVERSEAS PARTNERS III, C.V.


                            By:  DLJ Merchant Banking III, Inc.,
                            its Managing General Partner


                            By:    /s/ Andrew Rush
                                   ---------------------------------------------
                                   Name:    Andrew Rush
                                   Title:   Attorney-In-Fact

                            Date:  December 12, 2001
                                   ---------------------------------------------

               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               DLJ Merchant Banking
               Eleven Madison Avenue, 16th Floor
               New York, NY 10010
               Attention:  Nicole Arnaboldi

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            DLJ OFFSHORE PARTNERS III, C.V.


                            By:      DLJ Merchant Banking III, Inc.,
                            its Advisory General Partner


                            By:    /s/ Andrew Rush
                                   ---------------------------------------------
                                   Name:    Andrew Rush
                                   Title:   Attorney-In-Fact

                            Date:  December 12, 2001
                                   ---------------------------------------------

               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               DLJ Merchant Banking
               Eleven Madison Avenue, 16th Floor
               New York, NY 10010
               Attention: Nicole Arnaboldi

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            DLJ OFFSHORE PARTNERS III-1, C.V.


                            By:      DLJ Merchant Banking III, Inc.,
                            its Advisory General Partner


                             By:    /s/ Andrew Rush
                                   ---------------------------------------------
                                   Name:    Andrew Rush
                                   Title:   Attorney-In-Fact

                             Date:  December 12, 2001
                                   ---------------------------------------------

               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               DLJ  Merchant Banking
               Eleven Madison Avenue
               New York, NY 10010
               Attention: Nicole Arnaboldi

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            DLJ OFFSHORE PARTNERS III-2, C.V.


                            By:  DLJ Merchant Banking III, Inc.,
                            its Advisory General Partner


                            By:    /s/ Andrew Rush
                                   ---------------------------------------------
                                   Name:    Andrew Rush
                                   Title:   Attorney-In-Fact

                            Date:  December 12, 2001
                                   ---------------------------------------------

               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               DLJ Merchant Banking
               Eleven Madison Avenue, 16th Floor
               New York, NY 10010
               Attention: Nicole Arnaboldi

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            DLJ MB PARTNERS III GmbH & CO. KG


                            By:  DLJ Merchant Banking III, Inc.
                            Manager of DLJMB III, LLC
                            General Partner of DLJ Merchant Banking III, L.P., its Managing Limited Partner


                            By:    /s/ Andrew Rush
                                   ---------------------------------------------
                                   Name:    Andrew Rush
                                   Title:   Attorney-In-Fact

                            Date:  December 12, 2001
                                   ---------------------------------------------

               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               DLJ Merchant Banking
               Eleven Madison Avenue, 16th Floor
               New York, NY 10010
               Attention: Nicole Arnaboldi

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, as nominee for Credit Suisse First Boston Private Equity, Inc., DLJ First ESC, L.P., EMA 2001 Plan, L.P., Docklands 2001 Plan, L.P., Paradeplatz 2001 Plan, L.P. and CSFB 2001 Investors, L.P.


                            By:    /s/ Andrew Rush
                                   ---------------------------------------------
                            Name:  Andrew Rush
                            Title: Attorney-In-Fact

                            Date:  December 12, 2001
                                   ---------------------------------------------

               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               DLJ Merchant Banking
               Eleven Madison Avenue, 16th Floor
               New York, NY 10010
               Attention: Nicole Arnaboldi

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            DOWLING & PARTNERS SECURITIES, LLC

                            By:    /s/ Vincent J. Dowling, Jr.
                                   ---------------------------------------------
                                   Name:    Vincent J. Dowling, Jr.
                                   Title:   Managing Member



                            Date:  12/11/01
                                   ---------------------------------------------




               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Dowling & Partners Securities, LLC
               190 Farmington Avenue
               Farmington, CT  06032
               Attention:  V.J. Dowling, Jr.

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            BRADBURY DYER III


                            By:    /s/ Bradbury Dyer III
                                   ---------------------------------------------





                            Date:  December 12, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Bradbury Dyer III
               c/o Paragon Associates
               500 Crescent Court, Suite 260
               Dallas, TX 75201

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.



                            By:    Farallon Partners, L.L.C.,
                            its General Partner


                            By:    /s/ William Duhamel Jr.
                                   ---------------------------------------------
                                   Name:William Duhamel Jr.
                                   Title:   Managing Member



                            Date:  12/12/01
                                   ---------------------------------------------




               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               c/o Farallon Capital Management, L.L.C.
               1 Maritime Plaza, Suite 1325
               San Francisco, CA  94111
               Attention:  David Cohen

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P.



                            By:    Farallon Partners, L.L.C.,
                            its General Partner


                            By:    /s/ William Duhamel Jr.
                                   ---------------------------------------------
                                   Name:William Duhamel Jr.
                                   Title:   Managing Member



                            Date:  12/12/01
                                   ---------------------------------------------




               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Farrallon Capital Institutional Partners III, L.P.
               c/o Farallon Capital Management, L.L.C.
               1 Maritime Plaza, Suite 1325
               San Francisco, CA  94111
               Attention:  David Cohen

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            FINANCIAL STOCKS CAPITAL PARTNERS L.P.


                            By:    Financial Stocks, Inc.,
                                   ---------------------------------------------
                            Its:   General Partner

                            By:    /s/ Steven N. Stein
                                   ---------------------------------------------
                                   Name:  Steven N. Stein
                                   Title:  Chairman & CEO



                            Date:  12/8/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Financial Stocks Capital Partners L.P.
               c/o Financial Stocks, Inc.
               441 Vine Street, Suite 507
               Cincinnati, Ohio  45202
               Attention:  Steven N. Stein

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                             MUTUAL SHARES FUND
                             MUTUAL QUALIFIED FUND
                             MUTUAL BEACON FUND
                             MUTUAL DISCOVERY FUND
                             MUTUAL EUROPEAN FUND
                             MUTUAL FINANCIAL SERVICES FUND
                             MUTUAL SHARES SECURITIES FUND
                             MUTUAL DISCOVERY SECURITIES FUND
                             MUTUAL BEACON FUND (Canada)
                             FRANKLIN MUTUAL BEACON FUND

                            By:  Franklin Mutual Advisers, LLC,
                                 its Investment Advisor


                            By:  /s/ Bradley Takahashi
                                 -----------------------------------------------
                                 Name:   Bradley Takahashi
                                 Title:  Assistant Vice President

               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Franklin Mutual Advisers, LLC
               51 JFK Parkway
               2nd Floor
               Short Hills, NJ  07078
               Attention:  Bradley Takahashi

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            FRIEDMAN FLEISCHER & LOWE CAPITAL PARTNERS, L.P.

                            By:  Friedman Fleischer & Lowe GP, LLC,
                            its General Partner


                            /s/ Christopher A. Masto
                            -----------------------------------
                            Christopher A. Masto
                            Managing Member

                            Date:  12/12/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Friedman Fleischer & Lowe Capital Partners, L.P.
               1 Maritime Plaza, Suite 1000
               San Francisco, CA  94111
               Attention:  Rajat Duggal

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            FFL EXECUTIVE PARTNERS, L.P.


                            By:  Friedman Fleischer & Lowe GP, LLC,
                            its General Partner

                            /s/ Christopher A. Masto
                            ----------------------------------------------------
                            Christopher A. Masto
                            Managing Member

                            Date:  12/12/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               FFL Executive Partners, L.P.
               1 Maritime Plaza, Suite 100
               San Francisco, CA 94111
               Attention:  Rajat Duggal

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            GGEP-SK, LLC



                            By:    GGEP Management, L.L.C., its manager


                            By:    /s/ Richard W. Gaenzle, Jr.
                                   ---------------------------------------------
                                   Name:   Richard W. Gaenzle, Jr.
                                   Title:  Authorized Signatory



                            Date:  12 Dec 01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               GGEP-SK, LLC
               c/o Gilbert Global Equity Capital, L.L.C.
               590 Madison Avenue, 40th Floor
               New York, NY  10022
               Attention:  Richard W. Gaenzle, Jr.


               and

               GGEP-SK, LLC
               c/o Gilbert Global Equity Capital, L.L.C.
               590 Madison Avenue, 40th Floor
               New York, NY  10022
               Attention:  Steven Kotler

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            GILBERT GLOBAL EQUITY PARTNERS (BERMUDA), L.P.



                            By:     GGEP Investments (Bermuda), L.L.C.,
                                    its general partner

                            By:     /s/ Richard W. Gaenzle, Jr.
                                    --------------------------------------------

                            Name:   Richard W. Gaenzle, Jr.
                            Title:  Authorized Signatory



                            Date:    12 Dec 01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Gilbert Global Equity Partners (Bermuda), L.P.
               c/o Gilbert Global Equity Capital, L.L.C.
               590 Madison Avenue, 40th Floor
               New York, NY  10022
               Attention:  Richard W. Gaenzle, Jr.

               and

               Gilbert Global Equity Partners (Bermuda), L.P.
               c/o Gilbert Global Equity Capital, L.L.C.
               590 Madison Avenue, 40th Floor
               New York, NY  10022
               Attention:  Jeffrey W. Johnson

               with copies to

               Gilbert Global Equity Partners, L.P.
               785 Smith Ridge Road
               New Canaan, Connecticut  06840
               Attention: Steven J. Gilbert

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            GILBERT GLOBAL EQUITY PARTNERS, L.P.



                            By:    GGEP Investments, L.L.C.,
                                   its general partner


                            By:    /s/ Richard W. Gaenzle, Jr.
                                   ---------------------------------------------
                                   Name:   Richard W. Gaenzle, Jr.
                                   Title:   Authorized Signatory



                            Date:  12 Dec 01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Gilbert Global Equity Partners, L.P.
               c/o Gilbert Global Equity Capital, L.L.C.
               590 Madison Avenue, 40th Floor
               New York, NY  10022
               Attention:  Richard W. Gaenzle, Jr.

               and

               Gilbert Global Equity Partners, L.P.
               c/o Gilbert Global Equity Capital, L.L.C.
               590 Madison Avenue, 40th Floor
               New York, NY  10022
               Attention:  Jeffrey W. Johnson

               with copies to

               Gilbert Global Equity Partners, L.P.
               785 Smith Ridge Road
               New Canaan, Connecticut  06840
               Attention: Steven J. Gilbert

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            K. THOMAS KEMP


                            By:    /s/ K. Thomas Kemp
                                   ---------------------------------------------




                            Date:  12 Dec 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               White Mountains Insurance Group, Ltd.
               28 Gates Street
               White River Junction, VT 05001
               Attention:  K. Thomas Kemp

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            THE GORDON S. MACKLIN FAMILY TRUST


                            By:    /s/ Gordon S. Macklin
                                   ---------------------------------------------
                                   Gordon S. Macklin, Trustee




                            Date:  December 12, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               White Mountains Insurance Group, Ltd.
               8212 Burning Tree Road
               Bethesda, MD 20817
               Attention:  Gordon Macklin

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            MAIN STREET ASSURANCE CORPORATION


                            By:    Prospector Partners, LLC,
                                   ---------------------------------------------
                                   its Investment Manager

                            By:    /s/ John D. Gillespie
                                   ---------------------------------------------
                                   Name:    John D. Gillespie
                                   Title:   Managing Member

                            Date:  December 12, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Main Street Assurance Corporation
               c/o Prospector Partners, LLC
               370 Church Street
               Guilford, CT  06437

               Attention:  John D. Gillespie

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                             MFP PARTNERS, L.P.


                             By:      /s/ Michael F. Price
                                   ---------------------------------------------
                                   Name:   Michael F. Price
                                   Title:  Managing Member, MFP Investors

                                           LLC (General Partner)



                             Date: 12/11/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               MFP Partners, L.P.
               c/o MFP Investors, LLC
               51 JFK Parkway, 2nd Floor
               Short Hills, NJ 07078
               Attention:  Michael F. Price

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            NATIONAL GRANGE MUTUAL
                            INSURANCE COMPANY



                            By:    Prospector Partners, LLC,
                                   ---------------------------------------------
                                   Its Investment Manager

                            By:    /s/ John D. Gillespie
                                   ---------------------------------------------
                                   Name:   John D. Gillespie
                                   Title:  Managing Member

                            Date:  December 12, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               National Grange Mutual Insurance Company
               c/o Prospector Partners, LLC
               370 Church Street
               Guilford, CT  06437

               Attention:  John D. Gillespie

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            NORTHAVEN PARTNERS, L.P.


                            By:    /s/ Richard Brown
                                   ---------------------------------------------
                                   Name:   Richard Brown
                                   Title:  Member of General Partner

                            Date:  12/11/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Northaven Partners, L.P.
               200 Park Avenue, 39th Floor
               New York, NY  10166
               Attention:  Richard Brown

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            NORTHAVEN PARTNERS II, L.P.


                            By:    /s/ Richard Brown
                                   ---------------------------------------------
                                   Name:    Richard Brown
                                   Title:   Member of General Partner

                            Date:  12/11/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Northaven Partners II, L.P.
               200 Park Avenue, 39th Floor
               New York, NY  10166
               Attention:  Richard Brown

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            NORTHAVEN PARTNERS III, L.P.


                            By:    /s/ Richard Brown
                                   ---------------------------------------------
                                   Name:    Richard Brown
                                   Title:   Member of General Partner

                            Date:  12/11/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Northaven Partners III, L.P.
               200 Park Avenue, 39th Floor
               New York, NY  10166
               Attention:  Richard Brown

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            OIP MONTPELIER, L.P.


                            By:      /s/ Brian Kwait
                                     -------------------------------------------
                                     Name:   Brian Kwait
                                     Title:  Director of General Partner

                            Date:    12/12/01
                                     -------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               OIP Montpelier, L.P.
               280 Park Avenue
               38th Floor, West Tower
               New York, NY  10017
               Attention:  Brian Kwait

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            ONEBEACON INSURANCE COMPANY


                            By:    /s/ Dennis R. Smith
                                   ---------------------------------------------
                                   Name:    Dennis R. Smith
                                   Title:   Secretary

                            Date:  12/11/01
                                   ---------------------------------------------


               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               OneBeacon Insurance Company
               Finance Department
               370 Church Street
               Guilford, CT  06437
               Attention:  John D. Gillespie

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            PALLADIUM PARTNERS, L.P.


                            By:    /s/ Norris Nissim
                                   ---------------------------------------------
                                   Name:    Norris Nissim
                                   Title:   VP & General Counsel
                                   Levco GP, Inc.
                                   Managing General Partner

                            Date:    12/10/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Palladium Partners, L.P.
               One Rockefeller Plaza
               25th Floor
               New York, NY  10020
               Attention:  Glenn A. Aigen

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                             PALLADIUM OFFSHORE, LTD.


                             By:   /s/ Norris Nissim
                                   ---------------------------------------------
                                   Name:    Norris Nissim
                                   Title:   VP & General Counsel
                                   John A. Levig & Co., Inc.
                                   Investment Manager

                             Date: 12/10/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Palladium Offshore, Ltd.
               One Rockefeller Plaza
               25th Floor
               New York, NY 10020
               Attention: Glenn A. Aigen

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            MICHAEL F. PRICE


                            By:    /s/ Michael F. Price
                                   ---------------------------------------------





                            Date:  2/11/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Michael F. Price
               c/o MFP Investors , LLC
               51 JFK Parkway, 2nd Floor
               Short Hills, NJ  07078

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            PROSPECTOR PARTNERS FUND, L.P.

                            By:    Prospector Associates, LLC,
                                   ---------------------------------------------
                                   Its general partner

                            By:    /s/ John D. Gillespie
                                   ---------------------------------------------
                                   Name:   John D. Gillespie
                                   Title:  Managing Member

                            Date:  December 12, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Prospector Partners Fund, L.P.
               c/o Prospector Partners
               370 Church Street
               Guilford, CT  06437

               Attention:  John D. Gillespie

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                             PROSPECTOR OFFSHORE FUND
                             (BERMUDA), LTD.

                             By:   Prospector Partners, LLC,
                                   ---------------------------------------------
                                   Its Investment Manager

                             By:   /s/ John D. Gillespie
                                   ---------------------------------------------
                                   Name:    John D. Gillespie
                                   Title:   Managing Member

                             Date: December 12, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Prospector Offshore Fund (Bermuda), Ltd.
               c/o Prospector Partners, LLC
               370 Church Street
               Guilford, CT  06437

               Attention:  John D. Gillespie

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            PROSPECTOR PARTNERS SMALL CAP
                            FUND, L.P.




                            By:    Prospector Associates, LLC,
                                   ---------------------------------------------
                                   Its general partner

                            By:    /s/ John D. Gillespie
                                   ---------------------------------------------
                                   Name:   John D. Gillespie
                                   Title:  Managing Member

                            Date:  December 12, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Prospector Partners Small Cap Fund, L.P.
               c/o Prospector Partners, LLC
               370 Church Street
               Guilford, CT  06437

               Attention:  John D. Gillespie

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            RENAISSANCE EXECUTIVE PARTNERS, L.P.


                            By:   /s/ A.M. Frinquelli
                                   ---------------------------------------------
                                  Name:   A.M. Frinquelli
                                  Title:  Partner

                            Date:  12/12/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Renaissance Fund Advisors
               575 Lexington Avenue
               New York, NY 10022
               Attention:  Mike Frinquelli

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            RENAISSANCE OFFSHORE PARTNERS, L.P.


                            By:    /s/ A.M. Frinquelli
                                   ---------------------------------------------
                                   Name:   A.M. Frinquelli
                                   Title:  Partner

                            Date:  12/12/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Renaissance Offshore Partners, L.P.
               575 Lexington Avenue
               New York, NY 10022
               Attention:  Mike Frinquelli

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            RR CAPITAL PARTNERS, L.P.


                            By:      Farallon Partners, L.L.C.,
                                     its General Partner



                            By:    /s/ William Duhamel Jr.
                                   ---------------------------------------------
                                   Name:    William Duhamel Jr.
                                   Title:   Managing Member



                            Date:  12/12/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               c/o Farallon Capital Management, L.L.C.
               1 Maritime Plaza, Suite 1325
               San Francisco, CA  94111
               Attention:  David Cohen

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            SECURITAS MONTPELIER, LP


                            By:    Securitas Montpelier, Ltd.
                                   ---------------------------------------------
                                   its general partner



                            By:    /s/ John F. Shettle, Jr.
                                   ---------------------------------------------
                                   Name:   John F. Shettle, Jr.
                                   Title:  Director



                            By:    /s/ Michael J. Cuddy
                                   ---------------------------------------------
                                   Name:    Michael J. Cuddy
                                   Title:   Director

                            Date:
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Securitas Montpelier, LP
               c/o Securitas Capital
               230 Park Avenue, 32nd Floor
               New York, NY  10169
               Attention:   John F. Shettle, Jr.

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            SECURITAS MONTPELIER, LP



                             By:   /s/ Securitas Montpelier, Ltd.
                                   ---------------------------------------------
                                   its general partner





                             By:   /s/ John F. Shettle, Jr.
                                   ---------------------------------------------
                                   Name:   John F. Shettle, Jr.
                                   Title:  Director





                             By:   /s/ Michael J. Cuddy
                                   ---------------------------------------------
                                   Name:    Michael J. Cuddy
                                   Title:   Director


                             Date:
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Securitas Montpelier, LP
               c/o Securitas Capital
               230 Park Avenue, 32nd Floor
               New York, NY  10169
               Attention:   John F. Shettle, Jr.

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            ROCKY MOUNTAIN INVESTORS, LP


                            By:    /s/ Robert E. Snyder, G.P.
                                   ---------------------------------------------





                            Date:  12/12/01
                                   ---------------------------------------------




               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Rocky Mountain Investors
               331 Olcott Drive, Suite 3
               White River Junction, VT 05001
               Attention:  Bob Snyder

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            DAVID STAPLES


                            By:    /s/ David Staples
                                   ---------------------------------------------





                            Date:  12/12/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               David G. Staples
               OneBeacon
               80 South Main Street
               Hanover, NH 03755

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            ANTHONY TAYLOR


                            By:    /s/ Anthony Taylor
                                   ---------------------------------------------





                            Date:  12/12/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Studwell Lodge
               Broxford
               Hampshire FC3 2PB
               United Kingdom

               Attention:  Anthony Taylor

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            THIRD AVENUE TRUST, ON BEHALF OF THE
                            THIRD AVENUE SMALL-CAP VALUE
                            FUND SERIES


                            By:    /s/ David Barse
                                   ---------------------------------------------
                                   Name:    David Barse
                                   Title:   President

                            Date:  12/12/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Third Avenue Trust
               767 Third Avenue, 5th Floor
               New York, NY 10017
               Attention:  David Barse

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            THIRD AVENUE TRUST, ON BEHALF OF THE
                            HIRD AVENUE VALUE FUND SERIES


                            By:    /s/ David Barse
                                   ---------------------------------------------
                                   Name:    David Barse
                                   Title:   President

                            Date:  12/12/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Third Avenue Trust
               767 Third Avenue, 5th Floor
               New York, NY 10017
               Attention:  David Barse

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            TRIDENT CAPITAL FUND-IV, L.P.


                            By:    /s/ John H. Moragne, Jr.
                                   ---------------------------------------------
                                   Name:    John H. Moragne, Jr.
                                   Title:   Managing Director



                            Date:  12/10/01
                                   ---------------------------------------------


               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Trident Capital Fund-IV, L.P.
               505 Hamilton Avenue, Suite 200
               Palo Alto, CA 94301
               Attention:  G. Thompson Hutton

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            TRIDENT CAPITAL FUND-IV PRINCIPALS FUND, L.P.


                            By:    /s/ John H. Moragne, Jr.
                                   ---------------------------------------------
                                   Name:   John H. Moragne, Jr.
                                   Title:  Managing Director



                            Date:  12/10/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Trident Capital Fund-IV Principals Fund, L.P.
               505 Hamilton Avenue, Suite 200
               Palo Alto, CA 94301
               Attention:  G. Thompson Hutton

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            TRIDENT CAPITAL FUND-IV AFFILIATES FUND (Q), L.P.


                            By:    /s/ John H. Moragne, Jr.
                                   ---------------------------------------------
                                   Name:   John H. Moragne, Jr.
                                   Title:  Managing Director



                            Date:  12/10/01
                                   ---------------------------------------------




               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Trident Capital Fund-IV Affiliates Fund (Q), L.P.
               505 Hamilton Avenue, Suite 200
               Palo Alto, CA 94301
               Attention:  G. Thompson Hutton

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            TRIDENT CAPITAL FUND-IV AFFILIATES FUND, L.P.


                            By:    /s/ John H. Moragne, Jr.
                                   ---------------------------------------------
                                   Name:   John H. Moragne, Jr.
                                   Title:  Managing Director



                            Date:  12/10/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Trident Capital Fund-IV Affiliates Fund, L.P.
               505 Hamilton Avenue, Suite 200
               Palo Alto, CA 94301
               Attention:  G. Thompson Hutton

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            TRIDENT CAPITAL FUND-V, L.P.


                            By:    /s/ John H. Moragne, Jr.
                                   ---------------------------------------------
                                   Name:   John H. Moragne, Jr.
                                   Title:  Managing Director



                            Date:  12/10/01
                                   ---------------------------------------------




               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Trident Capital Fund-V, L.P.
               505 Hamilton Avenue, Suite 200
               Palo Alto, CA 94301
               Attention:  G. Thompson Hutton

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            TRIDENT CAPITAL PARALLEL FUND-V, C.V.


                            By:    /s/ John H. Moragne, Jr.
                                   ---------------------------------------------
                                   Name:   John H. Moragne, Jr.
                                   Title:  Managing Director



                            Date:  12/10/01
                                   ---------------------------------------------




               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Trident Capital Parallel Fund-V, C.V.
               505 Hamilton Avenue, Suite 200
               Palo Alto, CA 94301
               Attention:  G. Thompson Hutton

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            TRIDENT CAPITAL FUND-V PRINCIPALS FUND, L.P.


                            By:    /s/ John H. Moragne, Jr.
                                   ---------------------------------------------
                                   Name:    John H. Moragne, Jr.
                                   Title:   Managing Director



                            Date:  12/10/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Trident Capital Fund-V Principals Fund, L.P.
               505 Hamilton Avenue, Suite 200
               Palo Alto, CA 94301
               Attention:  G. Thompson Hutton

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            TRIDENT CAPITAL FUND-V AFFILIATES FUND (Q), L.P.


                            By:    /s/ John H. Moragne, Jr.
                                   ---------------------------------------------
                                   Name:   John H. Moragne, Jr.
                                   Title:  Managing Director



                            Date:  12/10/01
                                   ---------------------------------------------




               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Trident Capital Fund-V Affiliates Fund (Q), L.P.
               505 Hamilton Avenue, Suite 200
               Palo Alto, CA 94301
               Attention:  G. Thompson Hutton

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            TRIDENT CAPITAL FUND-V AFFILIATES FUND, L.P.


                            By:    /s/ John H. Moragne, Jr.
                                   ---------------------------------------------
                                   Name:   John H. Moragne, Jr.
                                   Title:  Managing Director



                            Date:  12/10/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Trident Capital Fund-V Affiliates Fund, L.P.
               505 Hamilton Avenue, Suite 200
               Palo Alto, CA 94301
               Attention:  G. Thompson Hutton

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            VESTAR-MONTPELIER HOLDINGS A L.P.

                            By:    Vestar-Montpelier Associates, L.P.,
                                   its general partner


                            By:    Vestar-Montpelier Managers, Ltd.,
                                   its general partner


                            By:    /s/ Prakash A. Melwani
                                   ---------------------------------------------
                                   Name:    Prakash A. Melwani
                                   Title:   Managing Director

                            Date:  December 12, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Vestar-Montpelier Holdings A L.P.
               245 Park Avenue, 41st Floor
               New York, NY  10167
               Attention:  Prakash Melwani

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            VESTAR-MONTPELIER HOLDINGS B L.P.

                            By:   Vestar-Montpelier Associates, L.P.,
                                  its general partner


                            By:   Vestar-Montpelier Managers, Ltd.,
                                  its general partner


                            By:    /s/ Prakash A. Melwani
                                   ---------------------------------------------
                                   Name:    Prakash A. Melwani
                                   Title:   Managing Director

                            Date: December 12, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Vestar-Montpelier Holdings B L.P.
               245 Park Avenue, 41st Floor
               New York, NY  10167
               Attention:  Prakash Melwani

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            VESTAR-MONTPELIER EMPLOYEES LTD.


                            By:    /s/ Prakash A. Melwani
                                   ---------------------------------------------
                                   Name:   Prakash A. Melwani
                                   Title:  Officer of the Director

                            Date:  December 12, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Vestar-Montpelier Employees Ltd.
               245 Park Avenue, 41st Floor
               New York, NY  10167
               Attention:  Prakash Melwani

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            ALLAN WATERS


                            By:    /s/ Allan Waters
                                   ---------------------------------------------





                            Date:  12-12-01
                                   ---------------------------------------------




               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Allan L. Waters
               10 Mulherrin Farm Road
               Hanover, NH 03755

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            GEORGE U. WYPER


                            By:    /s/ George U. Wyper
                                   ---------------------------------------------





                            Date:  December 12, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               George U. Wyper
               65 Knollwood Lane
               Darien, CT 06820

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            YALE UNIVERSITY


                            By:    /s/ Michael F. Price
                                   ---------------------------------------------
                                   Name:   Michael F. Price
                                   Title:  Managing Member,
                                           MFP Investors LLC
                                           (Investment Adviser)



                            Date:  12/11/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Yale University

               c/o MFP Investors LLC
               51 JFK Parkway, 2nd Floor
               Short Hills, NJ  07078
               Attention:  Christine Manzon

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            GILLESPIE FAMILY 2000, LLC


                            By:    /s/ George J. Gillespie
                                   ---------------------------------------------
                                   Name:   George J. Gillespie
                                   Title:  Member

                            Date:  12/17/01
                                   ---------------------------------------------




               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Gillespie Family 2000, LLC
               Worldwide Plaza
               825 Eighth Avenue
               New York, NY 10019-7475

               Attention:  George J. Gillespie

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            HUTTON LIVING TRUST, DATED 12-10-96

                            By:    /s/ G. Thompson Hutton
                                   ---------------------------------------------
                                   G. Thompson Hutton

                            Date:  12/11/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Hutton Living Trust, Dated 12-10-96
               505 Hamilton Avenue
               Palo Alto, CA  94301
               Attention:  G. Thompson Hutton

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            DOROTHY M. BYRNE

                            By:    /s/ Dorothy M. Byrne
                                   ---------------------------------------------





                            Date:  12/12/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Dorothy M. Byrne
               c/o R.E. Snyder & Co.
               80 South Main St., Suite 202
               Hanover, NH  03755
               Attention:  Bob Snyder

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            PHILIP KOERNER

                            By:    /s/ Philip Koerner
                                   ---------------------------------------------





                            Date:  Dec 12, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Philip Koerner
               55 West St.
               Keene, NH  03431

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            LITTLE OAK HILL PARTNERSHIP, L.P.

                            By:    /s/ K. Thomas Kemp
                                   ---------------------------------------------
                                   Name:    K. Thomas Kemp
                                   Title:   General Partner

                            Date:  12 Dec 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               K. Thomas Kemp, GP
               Little Oak Hill Partnership, L.P.
               6 Goodfellow Hill Road
               Hanover, NH  03755

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            MERRILL LYNCH TRUST CO., TRUSTEE

                            By:    /s/ Carl F. Stillwell
                                   ---------------------------------------------
                                   Name:   Carl F. Stillwell
                                   Title:  Senior Trust Officer

                            Date:  12/12/01
                                   ---------------------------------------------




               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Merrill Lynch Trust Company of New York, Trustee
               FBO Folksamerica Holding Company
               Voluntary Deferred Compensation Plan Trust
               1600 Merrill Lynch Drive, MSC 0603
               Pennington, NJ  08534

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                            By:    /s/ Bruce E. Stern
                                   ---------------------------------------------
                                   Name:   Bruce E. Stern
                                   Title:  General Counsel &
                                           Managing Director

                            Date:  December 12, 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Bank of New York,
               as Trustee for the Financial Security
               Assurance Holdings Ltd. Rabbi Trust
               In care of Financial Security
               Assurance Holdings Ltd.
               350 Park Avenue
               New York, NY  10022
               Attn:  Treasurer

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            C. RUSSELL FLETCHER III

                            By:    /s/ C. Russell Fletcher III
                                   ---------------------------------------------





                            Date:  12-11-01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               C. Russell Fletcher III
               33 Cedar Lane
               Cohasset, MA  02025

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            THE CAMDEN FIRE INSURANCE ASSOCIATION

                            By:    /s/ Dennis R. Smith
                                   ---------------------------------------------
                                   Name:    Dennis R. Smith
                                   Title:   Secretary

                            Date:  12/11/01
                                   ---------------------------------------------




               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               OneBeacon Corporation
               Finance Department
               370 Church Street
               Guilford, CT  06437
               Attention:  John D. Gillespie

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            PENNSYLVANIA GENERAL INSURANCE COMPANY

                            By:    /s/ Dennis R. Smith
                                   ---------------------------------------------
                                   Name:   Dennis R. Smith
                                   Title:  Secretary

                            Date:  12/11/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               OneBeacon Corporation
               Finance Department
               370 Church Street
               Guilford, CT  06437
               Attention:  John D. Gillespie

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            JOHN J. BYRNE III


                            By:    /s/ John J. Byrne III
                                   ---------------------------------------------




                            Date:  12/12/01
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               Cirque Property L.C.
               136 East South Temple, Suite 1500
               Salt Lake City, UT  84111
               Attention:  Doug Christensen

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            JOSEPH S. STEINBERG


                            By:    /s/ Joseph S. Steinberg
                                   ---------------------------------------------




                            Date:  17 Dec 2001
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               c/o Leucadia National Corporation
               315 Park Ave. South
               New York, New York  10010

               By executing below, the undersigned shall become a party to, and to be legally bound by the terms and conditions of that certain Shareholders Agreement, dated as of December 12, 2001, by and among Montpelier Re Holdings Ltd. and the Shareholders thereof.

                            CUMMING INVESTMENT COMPANY, L.C.


                            By:    /s/ Ian M. Cumming
                                   ---------------------------------------------
                                   Ian M. Cumming, Member



                            Date:
                                   ---------------------------------------------



               Unless the Company is otherwise notified in writing, all notices to be sent to the above named Shareholder pursuant to the Shareholders Agreement shall be sent to the following address:

               165 Huckleberry Drive
               Jackson, WY  83001

               SCHEDULE 1
               LIST OF SHAREHOLDERS
                                                                                               Number of Common
                                   Name of Shareholder                                              Shares
                                   -------------------                                              ------
1.       55th Street Partners II (Cayman) L.P.                                                     13,730.0606
2.       Arran Partners, L.P.                                                                            7,500
3.       AXP Variable Portfolio-Capital Resource Fund, a Series of AXP Variable Portfolio
         Investment Series,  Inc.                                                                      150,000
4.       Bank of America Corporation                                                                   250,000
5.       Baxter, Terry L.                                                                                2,500
6.       Benfield Group plc                                                                            250,000
7.       Byrne, John J.                                                                                 40,000
8.       Century Capital Partners II, L.P.                                                             100,000
9.       Cypress Merchant B Partners II (Cayman) L.P.                                           1,422,785.0909
10.      Cypress Merchant Banking II - A C.V.                                                      60,484.8485
11.      Cypress Side-By-Side (Cayman) L.P.                                                              3,000
12.      DLJMB Overseas Partners III, C.V.                                                             906,055
13.      DLJ Offshore Partners III, C.V.                                                                63,951
14.      DLJ Offshore Partners III-1, C.V                                                               16,614
15.      DLJ Offshore Partners III-2, C.V.                                                              11,834
16.      DLJ MB Partners III GmbH & Co. KG                                                               7,852
17.      Donaldson, Lufkin & Jenrette Securities Corporation, as nominee for Credit                    193,694
         Suisse First Boston Private Equity, Inc., DLJ First ESC, L.P., EMA 2001 Plan,
         L.P., Docklands 2001 Plan, L.P., Paradeplatz 2001 Plan, L.P. and CSFB 2001
         Investors, L.P.
18.      Dowling & Partners Securities, LLC                                                              5,000
19.      Dyer III, Bradbury                                                                             15,000
20.      Farallon Capital Institutional Partners, L.P.                                                 135,000
21.      Farallon Capital Institutional Partners III, L.P.                                             100,000
22.      Financial Stocks Capital Partners L.P.                                                         50,000
23.      Mutual Shares Fund                                                                            101,190
24.      Mutual Qualified Fund                                                                          48,650
25.      Mutual Beacon Fund                                                                             53,350
26.      Mutual Discovery Fund                                                                          23,580
27.      Mutual European Fund                                                                            8,040
28.      Mutual Financial Services Fund                                                                  3,740
29.      Mutual Shares Securities Fund                                                                   8,140
30.      Mutual Discovery Securities Fund                                                                1,070
31.      Mutual Beacon Fund (Canada)                                                                       940
32.      Franklin Mutual Beacon Fund                                                                     1,300
33.      Friedman Fleischer & Lowe Capital Partners, L.P.                                           294,669.43
34.      FFL Executive Partners, L.P.                                                                 5,330.57
35.      GGEP-SK, LLC                                                                                    5,250
36.      Gilbert Global Equity Partners (Bermuda), L.P.                                                 60,844
37.      Gilbert Global Equity Partners, L.P.                                                          333,906
38.      Kemp, K. Thomas                                                                                 7,500
39.      The Gordon S. Macklin Family Trust                                                              5,000
40.      Main Street Assurance Corporation                                                               6,000
41.      MFP Partners, L.P.                                                                             90,000
42.      National Grange Mutual Insurance Company                                                        4,000
43.      Northaven Partners, L.P.                                                                       38,500
44.      Northaven Partners II, L.P.                                                                    52,000
45.      Northaven Partners III, L.P.                                                                   94,500
46.      OIP Montpelier, L.P.                                                                          250,000
47.      OneBeacon Insurance Company                                                                 1,350,000
48.      Palladium Partners, L.P.                                                                       18,250
49.      Palladium Offshore, Ltd.                                                                        1,750
50.      Price, Michael F.                                                                              37,500
51.      Prospector Partners Fund, L.P.                                                                133,160
52.      Prospector Offshore Fund (Bermuda), Ltd.                                                       44,770
53.      Prospector Partners Small Cap Fund, L.P.                                                       12,070
54.      Renaissance Executive Partners, L.P.                                                           25,000
55.      Renaissance Offshore Partners, L.P.                                                             5,000
56.      RR Capital Partners, L.P.                                                                      15,000
57.      Securitas Montpelier, LP                                                                      200,000
58.      Rocky Mountain Investors, LP                                                                    1,000
59.      Staples, David G.                                                                               1,000
60.      Taylor, Anthony                                                                                10,000
61.      Third Avenue Trust, on behalf of the Third Avenue Small-Cap Value Fund series                  20,000
62.      Third Avenue Trust, on behalf of the Third Avenue Value Fund series                            80,000
63.      Trident Capital Fund-IV, L.P.                                                                  30,085
64.      Trident Capital Fund-IV Principals Fund, L.P.                                                   1,078
65.      Trident Capital Fund-IV Affiliates Fund (Q), L.P.                                                 543
66.      Trident Capital Fund-IV Affiliates Fund, L.P.                                                     406
67.      Trident Capital Fund-V, L.P.                                                                   60,381
68.      Trident Capital Parallel Fund-V, C.V.                                                           4,587
69.      Trident Capital Fund-V Principals Fund, L.P.                                                    1,234
70.      Trident Capital Fund-V Affiliates Fund (Q), L.P.                                                  335
71.      Trident Capital Fund-V Affiliates Fund, L.P.                                                      351
72.      Vestar-Montpelier Holdings A L.P.                                                        734,531.0168
73.      Vestar-Montpelier Holdings B L.P.                                                          6,248.5548
74.      Vestar-Montpelier Employees Ltd.                                                           9,220.4284
75.      Waters, Allan L.                                                                                5,000
76.      Wyper, George U.                                                                                5,000
77.      Yale University                                                                                72,500
78.      Gillespie Family 2000, LLC                                                                     10,000
79.      Hutton Living Trust, Dated 12-10-96                                                             1,000
80.      Byrne, Dorothy M.                                                                              10,000
81.      Koerner, Philip                                                                                 1,000
82.      Little Oak Hill Partnership, L.P.                                                               2,500
83.      Merrill Lynch Trust Co., Trustee                                                                1,000
84.      Financial Security Assurance Holdings Ltd.                                                     20,000
85.      Fletcher III, C. Russell                                                                        1,000
86.      The Camden Fire Insurance Association                                                         150,000
87.      Pennsylvania General Insurance Company                                                        300,000
88.      Byrne III, John J.                                                                             50,000
89.      Steinberg, Joseph S.                                                                            2,500
90.      Cumming Investment Company, L.C.                                                                2,500

                                TABLE OF CONTENTS

                                                                          Page
Section 1.  Definitions...............................................       1
Section 2.  Issuance of New Securities; Preemptive Rights.............       5
Section 3.  Transfer of Shares or Warrants............................       7
Section 4.  Registration Rights.......................................      12
Section 5.  Provision of Information..................................      27
Section 6.  Restrictive Legends.......................................      27
Section 7.  Competition...............................................      28
Section 8.  Transactions With Affiliates..............................      28
Section 9.  Restrictions on Other Agreements..........................      29
Section 10. Financial Statements and Other Information................      29
Section 11. Further Action............................................      32
Section 12. Term......................................................      32
Section 13. Amendments................................................      33
Section 14. Waiver and Consent........................................      33
Section 15. Recapitalization, Exchanges, etc..........................      33
Section 16. Notices...................................................      34
Section 17. Specific Performance......................................      34
Section 18. Entire Agreement..........................................      34
Section 19. Severability..............................................      34
Section 20. Binding Effect; Benefit...................................      34
Section 21. Successors and Assigns....................................      35
Section 22. Interpretation............................................      35
Section 23. Counterparts..............................................      35
Section 24. Applicable Law............................................      35

                                                                    EXHIBIT 10.1



                             AMENDMENT NO. 1 TO THE
                             SHAREHOLDERS AGREEMENT


     THIS AMENDMENT NO. 1 TO THE SHAREHOLDERS AGREEMENT (this "Amendment") dated December 24, 2001 by and among Montpelier Re Holdings Ltd., an exempted company organized under the laws of Bermuda (the "Company"), and each of the persons listed on Schedule 1 attached to the Shareholders Agreement (as defined below) (each, a "Shareholder" and collectively, the "Shareholders").

     WHEREAS, the Company and the Shareholders are parties to that certain Shareholders Agreement dated as of December 12, 2001 (the "Shareholders Agreement"); and

     WHEREAS, for the avoidance of doubt, the Company and the Shareholders desire to amend the Shareholders Agreement to clarify that no issuance of Common Shares (as defined in the Shareholders Agreement) pursuant to the Subscription Agreements (as defined in the Shareholders Agreement) constitutes the issuance of a New Security (as defined in the Shareholders Agreement).

     NOW, THEREFORE, the parties agree as follows:

1. Definitions. Unless otherwise defined in this Amendment, each term used herein which is defined in the Shareholders Agreement shall have the meaning assigned to it in the Shareholders Agreement.

2. Section 2(a) Amended. Section 2(a) of the Shareholders Agreement is hereby amended, effective immediately, by deleting Section 2(a) in its entirety and substituting the following in its place:

          "Issuance of New Securities; Preemptive Rights. During the term of this Agreement, Montpelier shall not, and shall cause its Subsidiaries not to, without the approval of a majority of the votes conferred by the issued and outstanding shares entitled to vote (after taking into account the voting provisions of Bye-law 51), issue any additional equity securities of Montpelier or any of its Subsidiaries or securities exercisable for or convertible or exchangeable into equity securities of Montpelier or any of its Subsidiaries (other than issuances by Montpelier (and not by any of its Subsidiaries) (i) pursuant to an underwritten public offering registered pursuant to an effective registration statement having a proposed aggregate offering price of at least U.S. $75 million, (ii) as direct consideration for the acquisition by Montpelier or a Subsidiary of Montpelier (x) of another Person unaffiliated with Montpelier, White Mountains or Benfield Group pursuant to a merger, amalgamation, consolidation, reorganization, scheme of arrangement, share purchase or other transaction or (y) of substantially all of the assets of another Person unaffiliated with Montpelier, White Mountains or Benfield Group, (iii) pursuant to the terms of securities exercisable for or convertible or exchangeable into equity securities of Montpelier or any of its Subsidiaries if such securities have been issued or granted previously in compliance with this Section 2(a), (iv) of Warrant Shares, (v) of options, provided all such options shall be exercisable for Common Shares constituting in the aggregate less than 5% of the fully diluted outstanding shares of Montpelier as of the last Closing Date, to be held by directors, officers or employees of Montpelier or any Subsidiary of Montpelier in accordance with employee benefit plans of Montpelier or any Subsidiary of Montpelier as in effect from time to time, and any shares issuable upon the exercise of such options or
          (vi) of any Common Shares to any Person pursuant to a Subscription Agreement in respect of which the Closing Date follows the date hereof). If Montpelier proposes to issue any New Securities (as defined below), Montpelier shall, prior to consummating the issuance of the New Securities, give written notice (the "Montpelier Notice") to the Shareholders, stating the number of New Securities, the price per New Security, the terms of payment and all other terms and conditions on which the issuer proposes to make such issuance. Upon obtaining the approval of the Shareholders required by the first sentence of this Section 2(a) and any approval required from the Bermuda Monetary Authority, each Shareholder shall have, as hereinafter provided, the option to purchase up to the number of New Securities determined as set forth in Section 2(b) at the price per share and on the other terms stated in the Montpelier Notice. As used herein, "New Securities" shall mean any securities of Montpelier or any Subsidiary which, under the first sentence of this Section 2(a), may not be issued without the prior approval referred to therein, other than (i) any issuance by Montpelier pursuant to an underwritten public offering registered pursuant to an effective registration statement having a proposed aggregate offering price of less than $75 million and (ii) options to be held by directors, officers or employees of Montpelier or any Subsidiary in accordance with employee benefit plans of Montpelier or any Subsidiary as in effect from time to time in excess of the 5% limit referred to in such sentence, and any shares issuable upon the exercise of such options."

3. Governing Law. The validity of this Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by and construed in accordance with the laws of New York, without giving effect to the principles of conflicts of laws thereof.

4. Effect of Agreement. Except as amended and supplemented by this Amendment, all of the terms, conditions, provisions and covenants of the Shareholders Agreement shall remain and continue in full force and effect and are hereby ratified, repeated and confirmed in all respects.

5. Entire Agreement. The Shareholders Agreement as amended and supplemented by this Amendment constitutes the entire agreement and understanding among the parties and supersedes any and all prior agreements and understandings relating to the subject matter hereof.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.



         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                  SHAREHOLDER:

                              MONTPELIER RE HOLDINGS LTD.



                              By:    /s/ A. Taylor
                                     -------------------------------------------
                                     Name:   A. Taylor
                                     Title:  Director

                                             Chief Executive Officer

                                 Date: 12/24/01
                                     -------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                  SHAREHOLDER:

                                55th STREET PARTNERS II (CAYMAN) L.P.

                                By: Cypress Associates II (Cayman) L.P.,
                                    its general partner

                                By: CMBPII (Cayman) Ltd., its general partner




                                By:    /s/ Jeffrey P. Hughes
                                       -----------------------------------------
                                       Name:   Jeffrey P. Hughes
                                       Title:  Director

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                  SHAREHOLDER:

                                AXP Variable Portfolio - Capital Resource Fund, a series of AXP Variable Portfolio Investment Series, Inc.

                                By:    /s/ Timothy J. Masek
                                       -----------------------------------------
                                       Name:     Timothy J. Masek
                                       Title:  Assistant Vice President, AXP
                                       Variable Portfolio Investment Series,
                                       Inc.



                                Date:  1/15/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                  SHAREHOLDER:

                                Arran Partners, L.P.
                                By:    Wyper Partners, L.L.C.
                                Its:   General Partner
                                By:    /s/ George U. Wyper
                                       -----------------------------------------
                                       Name:     George U. Wyper
                                       Title:    Managing Member



                                Date:  1/2/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                  SHAREHOLDER:

                                BANK OF AMERICA CORPORATION



                                By:    /s/ Alvaro G. Demolina
                                       -----------------------------------------
                                        Name:   Alvaro G. Demolina
                                        Title:  Senior Vice President, Treasurer



                                Date:  1/15/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                  SHAREHOLDER:

                                By:    /s/ Terry Baxter
                                       -----------------------------------------
                                       Name:     Terry Baxter
                                       Title:



                                Date:  12/26/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                  SHAREHOLDER:

                                BENFIELD GROUP



                                By:    /s/ Grahame Chilton
                                       -----------------------------------------
                                       Name:   Grahame Chilton
                                       Title:  Chief Executive

                                Date:  12/28/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                  SHAREHOLDER:

                                By:    /s/ Dorothy M. Byrne
                                       -----------------------------------------
                                       Name:
                                       Title:



                                Date:  12/24/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                  SHAREHOLDER:

                                By:    /s/ John J. Byrne
                                       -----------------------------------------
                                       Name:
                                       Title:



                                Date:  12/24/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                  SHAREHOLDER:

                                By:    /s/ John J. Byrne III
                                       -----------------------------------------
                                       Name:   John J. Byrne III
                                       Title:



                                Date:  1/15/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                  SHAREHOLDER:


                                ONEBEACON INSURANCE


                                By:    /s/ John A. Weber
                                       -----------------------------------------
                                       Name:     John A. Weber
                                       Title:    Managing Director



                                Date:  1/10/02
                                       -----------------------------------------



                                CAMDEN FIRE INSURANCE COMPANY



                                By:    /s/ John A. Weber
                                       -----------------------------------------
                                       Name:     John A. Weber
                                       Title:    Managing Director



                                Date:  1/10/02
                                       -----------------------------------------



                                PENNSYLVANIA GENERAL INSURANCE COMPANY



                                By:    /s/ John A. Weber
                                       -----------------------------------------
                                       Name:     John A. Weber
                                       Title:    Managing Director



                                Date:  1/10/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                  SHAREHOLDER:

                                CENTURY CAPITAL PARTNERS II, L.P.



                                By:  /s/ Davis Fulkerson
                                       -----------------------------------------
                                       Name:     Davis Fulkerson
                                       Title:    Managing Member

                                Date:  1/10/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                  SHAREHOLDER:

                                By:    /s/ Ian M. Cumming
                                       -----------------------------------------
                                       Name:     Ian M. Cumming
                                       Title:    Member, Cumming Investment
                                                 Company L.C.



                                Date:  01/11/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                CYPRESS MERCHANT B PARTNERS II
                                (CAYMAN) L.P.

                                By:    Cypress Associates II (Cayman) L.P.,
                                       its general partner

                                By:    CMBPII (Cayman) Ltd., its general partner




                                By:    /s/ Jeffrey P. Hughes
                                       -----------------------------------------
                                       Name:     Jeffrey P. Hughes
                                       Title:    Director

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                CYPRESS MERCHANT BANKING II - A C.V.

                                By:    Cypress Associates II (Cayman) L.P.,
                                       its managing partner

                                By:    CMBPII (Cayman) Ltd., its general partner




                                By:    /s/ Jeffrey P. Hughes
                                       -----------------------------------------
                                       Name:     Jeffrey P. Hughes
                                       Title:    Director

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                CYPRESS SIDE-BY-SIDE (CAYMAN) L.P.

                                By:    Cypress Associates II (Cayman) L.P.,
                                       its general partner

                                By:    CMBPII (Cayman) Ltd., its general partner




                                By:    /s/ Jeffrey P. Hughes
                                       -----------------------------------------
                                       Name:     Jeffrey P. Hughes
                                       Title:    Director

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                DLJMB OVERSEAS PARTNERS III, C.V.

                                By:    DLJ Merchant Banking III, Inc.
                                Managing General Partner

                                By:    /s/ Kamil M. Salame
                                       -----------------------------------------
                                       Name:     Kamil M. Salame
                                       Title:    Attorney in Fact

                                Date:  12/28/01
                                       -----------------------------------------


                                DLJ OFFSHORE PARTNERS III, C.V.

                                By:    DLJ Merchant Banking III, Inc.
                                Advisory General Partner

                                By:    /s/ Kamil M. Salame
                                       -----------------------------------------
                                       Name:     Kamil M. Salame
                                       Title:    Attorney in Fact

                                Date:  12/28/01
                                       -----------------------------------------


                                DLJ OFFSHORE PARTNERS III-1, C.V.

                                By:    DLJ Merchant Banking III, Inc.
                                Advisory General Partner

                                By:    /s/ Kamil M. Salame
                                       -----------------------------------------
                                       Name:     Kamil M. Salame
                                       Title:    Attorney in Fact

                                Date:  12/28/01
                                       -----------------------------------------

                                SHAREHOLDER:

                                DLJ OFFSHORE PARTNERS-2, C.V.

                                By:    DLJ Merchant Banking III, Inc.
                                Advisory General Partner

                                By:    /s/ Kamil M. Salame
                                       -----------------------------------------
                                       Name:     Kamil M. Salame
                                       Title:    Attorney in Fact

                                Date:  12/28/01
                                       -----------------------------------------


                                DLJ MB PARTNERS III GMBH & CO. KG

                                By:    DLJ Merchant Banking III, Inc.
                                Manager of DLJMB III, LLC

                                The General Partner of
                                DLJ Merchant Banking III, L.P.

                                Its Managing Limited Partner

                                By:    /s/ Kamil M. Salame
                                       -----------------------------------------
                                       Name:     Kamil M. Salame
                                       Title:    Attorney in Fact

                                Date:  12/28/01
                                       -----------------------------------------


                                DONALDSON, LUFKIN & JENRETTE
                                SECURITIES CORPORATION
                                As Nominee for
                                Credit Suisse First Boston Private Equity,
                                Inc., DLJ First ESC, L.P., EMA 2001 Plan,
                                L.P., Docklands 2001 Plan, L.P.,
                                Paradeplatz 2001 Plan, L.P. and CSFB 2001
                                Investors, L.P.

                                By:    /s/ Kamil M. Salame
                                       -----------------------------------------
                                       Name:     Kamil M. Salame
                                       Title:    Attorney in Fact

                                Date:  12/28/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                (DOWLING & PARTNERS SECURITIES LLC)


                                By:    /s/ Vincent J. Dowling Jr.
                                       -----------------------------------------
                                       Name:   Vincent J. Dowling Jr.
                                       Title:  Managing Member



                                Date:  1/8/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                By:    /s/ Bradbury Dyer III
                                       -----------------------------------------
                                       Name:   BRADBURY DYER III
                                       Title:



                                Date:  12/26/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                FFL EXECUTIVE PARTNERS, L.P.

                                By:    Friedman Fleischer & Lowe GP,
                                       LLC, its General Partner



                                       Christopher A. Masto
                                       -----------------------------------------
                                       Christopher A. Masto
                                       Managing Member

                                Date:  12/31/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

FARALLON CAPITAL INSTITUTIONAL          SHAREHOLDER:
PARTNERS, L.P.

By:    FARALLON PARTNERS, L.L.C.        By:    /s/ David Cohen
       its General Partner                     ---------------------------------
                                               Name:     David Cohen
                                               Title:    Managing Member

                                        Date:  12/26/01
                                               ---------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

FARALLON CAPITAL INSTITUTIONAL           SHAREHOLDER:
PARTNERS III, L.P.

By:    FARALLON PARTNERS, L.L.C.         By:    /s/ David Cohen
       its General Partner                     ---------------------------------
                                                Name:   David Cohen
                                                Title:  Managing Member

                                         Date:  12/26/01
                                               ---------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.



                                By:   /s/ Bruce E. Stern
                                      ------------------------------------------
                                      Name:    Bruce E. Stern
                                      Title:   General Counsel & Managing
                                               Director

                                Date: 12/26/01
                                      ------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                  SHAREHOLDER:

                                Financial Stocks Capital Partners L.P.
                                       By:     Financial Stocks, Inc.
                                       Its:    General Partner



                                By:    /s/ Steven N. Stein
                                       -----------------------------------------
                                       Name:   Steven N. Stein
                                       Title:  Chairman & CEO



                                Date:  12/26/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                  SHAREHOLDER:


                                By:    /s/ C. R. Fletcher III
                                       -----------------------------------------
                                       Name:   C. R. Fletcher III
                                       Title:




                                Date:  1/16/2002
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                FRIEDMAN FLEISCHER & LOWE
                                CAPITAL PARTNERS, L.P.

                                By:    Friedman Fleischer & Lowe GP, LLC,
                                       its General Partner



                                By:    /s/ Christopher A. Masto
                                       -----------------------------------------
                                       Name:   Christopher A. Masto
                                       Title:  Managing Member



                                Date:  12/31/02
                                       -----------------------------------------

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                GGEP-SK, LLC

                                By:    GGEP Management, L.L.C.




                                       By: /s/ Richard W. Gaenzle
                                       -----------------------------------------
                                       Name:   Richard W. Gaenzle, Jr.
                                       Title:  Authorized Signatory




                                Date:  12/26/01
                                       -----------------------------------------

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                GILBERT GLOBAL EQUITY PARTNERS (BERMUDA), L.P.

                                By:   GGEP Investments (Bermuda), L.L.C.,
                                      its general partner



                                By:    /s/ Richard W. Gaenzle, Jr.
                                       -----------------------------------------
                                       Name:   Richard W. Gaenzle, Jr.
                                       Title:  Authorized Signatory



                                Date:  12/26/01
                                       -----------------------------------------

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                GILBERT GLOBAL EQUITY
                                PARTNERS, L.P.

                                By:    GGEP Investments, L.L.C.,
                                       its general partner



                                By:    /s/ Richard W. Gaenzle, Jr.
                                       -----------------------------------------
                                       Name:   Richard W. Gaenzle, Jr.
                                       Title:  Authorized Signatory



                                Date:  12/26/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                 SHAREHOLDER:

                                 Gillespie Family 2000, LLC



                                 By:    /s/ George J. Gillespie
                                       -----------------------------------------
                                        Name:  George J. Gillespie
                                        Title: Member



                                 Date:  1/30/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                 SHAREHOLDER:

                                 THE GORDON S. MACKLIN FAMILY TRUST

                                 By:    /s/ Gordon S. Macklin
                                       -----------------------------------------
                                       Name:   Gordon S. Macklin
                                       Title:  Trustee


                                 Date: 1/10/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                 SHAREHOLDER:



                                 By:   /s/ G. Thompson Hutton
                                       -----------------------------------------
                                       Name:   G. Thompson Hutton
                                       Title:  Trustee
                                               Hutton Living Trust, 12-10-96



                                 Date: 1/15/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                  SHAREHOLDER:

                                By:    /s/ K. Thomas Kemp
                                       -----------------------------------------
                                       Name:   K. Thomas Kemp
                                       Title:



                                Date:  12/24/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                 SHAREHOLDER:



                                 By:   /s/ Philip Koerner
                                       -----------------------------------------
                                       Name:   Philip Koerner
                                       Title:



                                 Date: 12/27/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                 SHAREHOLDER:

                                 LITTLE OAK HILL PARTNERSHIP, LP



                                 By:   /s/ K. Thomas Kemp
                                       -----------------------------------------
                                       Name:   K. Thomas Kemp
                                       Title:  General Partner



                                 Date: 12/24/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                 SHAREHOLDER:

                                 MFP Partners, L.P.



                                 By:   /s/ Michael F. Price
                                       -----------------------------------------
                                       Name:   Michael F. Price
                                       Title:  Managing Member, MFP
                                               Investors LLC (General Partner)



                                 Date: 12/26/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                MAIN STREET AMERICA ASSURANCE
                                   CORPORATION

                                By: Prospector Partners, LLC

                                By:    /s/ John D. Gillespie
                                       -----------------------------------------
                                       Name:   John D. Gillespie
                                       Title:  Managing Member



                                Date:  12/31/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                By:    /s/ Carl F. Stillwell
                                       -----------------------------------------
                                       Name:   Carl F. Stillwell
                                       Title:  Sr. Trust Officer
                                               Merrill Lynch Trust Co. FSB



                                Date:  1/23/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.



                                 SHAREHOLDER:



                                 MUTUAL SHARES FUND




                                 By:   Franklin Mutual Advisers, LLC,
                                       its investment advisor


                                 By:   /s/ Bradley Takahashi

                                       -----------------------------------------
                                       Name:   Bradley Takahashi
                                       Title:  Assistant Vice President

                                 Date: 12/24/01
                                       -----------------------------------------


                                 MUTUAL QUALIFIED FUND

                                 By:   Franklin Mutual Advisers, LLC,
                                       its investment advisor


                                 By:   /s/ Bradley Takahashi

                                       -----------------------------------------
                                       Name:   Bradley Takahashi
                                       Title:  Assistant Vice President

                                 Date: 12/24/01
                                       -----------------------------------------


                                 MUTUAL BEACON FUND

                                 By:   Franklin Mutual Advisers, LLC,
                                       its investment advisor


                                 By:   /s/ Bradley Takahashi

                                       -----------------------------------------
                                       Name:   Bradley Takahashi
                                       Title:  Assistant Vice President

                                 Date: 12/24/01
                                       -----------------------------------------


                                 MUTUAL DISCOVERY FUND

                                 By:   Franklin Mutual Advisers, LLC,
                                       its investment advisor


                                 By:   /s/ Bradley Takahashi

                                       -----------------------------------------
                                       Name:   Bradley Takahashi
                                       Title:  Assistant Vice President

                                 Date: 12/24/01
                                       -----------------------------------------


                                 MUTUAL EUROPEAN FUND

                                 By:   Franklin Mutual Advisers, LLC,
                                       its investment advisor


                                 By:   /s/ Bradley Takahashi

                                       -----------------------------------------
                                       Name:   Bradley Takahashi
                                       Title:  Assistant Vice President

                                 Date: 12/24/01
                                       -----------------------------------------







                                 MUTUAL FINANCIAL SERVICES FUND

                                 By:   Franklin Mutual Advisers, LLC,
                                       its investment advisor


                                 By:   /s/ Bradley Takahashi

                                       -----------------------------------------
                                       Name:   Bradley Takahashi
                                       Title:  Assistant Vice President

                                 Date: 12/24/01
                                       -----------------------------------------


                                 MUTUAL SHARES SECURITIES FUND

                                 By:   Franklin Mutual Advisers, LLC,
                                       its investment advisor


                                 By:   /s/ Bradley Takahashi

                                       -----------------------------------------
                                       Name:   Bradley Takahashi
                                       Title:  Assistant Vice President

                                 Date: 12/24/01
                                       -----------------------------------------


                                 MUTUAL DISCOVERY SECURITIES FUND


                                 By:   Franklin Mutual Advisers, LLC,
                                       its investment advisor


                                 By:   /s/ Bradley Takahashi

                                       -----------------------------------------
                                       Name:   Bradley Takahashi
                                       Title:  Assistant Vice President

                                 Date: 12/24/01
                                       -----------------------------------------


                                 MUTUAL BEACON FUND (Canada)

                                 By:   Franklin Mutual Advisers, LLC,
                                       its investment advisor


                                 By:   /s/ Bradley Takahashi

                                       -----------------------------------------
                                       Name:   Bradley Takahashi
                                       Title:  Assistant Vice President

                                 Date: 12/24/01
                                       -----------------------------------------



                                 FRANKLIN MUTUAL BEACON FUND


                                 By:   Franklin Mutual Advisers, LLC,
                                       its investment advisor


                                 By:   /s/ Bradley Takahashi

                                       -----------------------------------------
                                       Name:   Bradley Takahashi
                                       Title:  Assistant Vice President

                                 Date: 12/24/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                NATIONAL GRANGE MUTUAL
                                INSURANCE COMPANY
                                By:   Prospector Partners, LLC



                                By:    /s/ John D. Gillespie
                                       -----------------------------------------
                                       Name:   John D. Gillespie
                                       Title:  Managing Member



                                Date:  12/31/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                NORTHAVEN PARTNERS, L.P.



                                By:    /s/ Richard H. Brown
                                       -----------------------------------------
                                       Name:   Richard H. Brown
                                       Title:  Partner



                                Date:  12/26/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                NORTHAVEN PARTNERS II, L.P.



                                By:    /s/ Richard H. Brown
                                       -----------------------------------------
                                       Name:   Richard H. Brown
                                       Title:  Partner



                                Date:  12/26/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                NORTHAVEN PARTNERS III, L.P.



                                By:    /s/ Richard H. Brown
                                       -----------------------------------------
                                       Name:   Richard H. Brown
                                       Title:  Partner



                                Date:  12/26/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:


                                OIP MONTPELIER, L.P.





                                By:    /s/ Brian Kwait

                                       -----------------------------------------
                                       Name:   Brian Kwait
                                       Title:  Director of General Partner


                                Date:  12/24/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                ONE BEACON INSURANCE, CAMDEN FIRE
                                AND PENNSYLVANIA GENERAL INSURANCE



                                By:    /s/ John A. Weber
                                       -----------------------------------------
                                       Name:   John A. Weber
                                       Title:  Managing Director



                                Date:  1/10/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                PALLADIUM PARTNERS, L.P.



                                By:    /s/ Morris Nissim
                                       -----------------------------------------
                                       Name:   Morris Nissim
                                       Title:  VP & General Counsel

                                               Levco GP, Inc.
                                               Managing General Partner



                                      Date:
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                 SHAREHOLDER:

                                 PALLADIUM OFFSHORE, L.P.



                                 By:   /s/ Morris Nissim
                                       -----------------------------------------
                                       Name:   Morris Nissim
                                       Title:  VP & General Counsel

                                               John A. Lewis & Co., Inc.
                                               Investment Manager



                                      Date:
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                ONE BEACON INSURANCE, CAMDEN FIRE
                                AND PENNSYLVANIA GENERAL INSURANCE



                                By:    /s/ John A. Weber
                                       -----------------------------------------
                                       Name:   John A. Weber
                                       Title:  Managing Director



                                Date:  1/10/02
                                       -----------------------------------------

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                Michael F. Price

                                By     /s/ Michael F. Price
                                       -----------------------------------------
                                       Name:   Michael F. Price
                                       Title:



                                Date:  12/26/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                PROSPECTOR PARTNERS FUND, LP
                                By:   Prospector Partners, LLC



                                By:    /s/ John D. Gillespie
                                       -----------------------------------------
                                       Name:   John D. Gillespie
                                       Title:  Managing Member



                                Date:  12/31/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                PROSPECTOR OFFSHORE FUND (BERMUDA), LP
                                By:   Prospector Partners, LLC



                                By:    /s/ John D. Gillespie
                                       -----------------------------------------
                                       Name:   John D. Gillespie
                                       Title:  Managing Member



                                Date:  12/31/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                PROSPECTOR PARTNERS SMALL CAP FUND
                                By:   Prospector Partners, LLC



                                By:    /s/ John D. Gillespie
                                       -----------------------------------------
                                       Name:     John D. Gillespie
                                       Title:    Managing Member



                                Date:  12/31/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

RR CAPITAL PARTNERS, L.P.               SHAREHOLDER:


By:    FARALLON PARTNERS, L.L.C.        By:    /s/ David Cohen
       its General Partner                     ---------------------------------
                                               Name:     David Cohen
                                               Title:    Managing Member

                                        Date:  12/26/01
                                               ---------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                RENAISSANCE EXECUTIVE PARTNERS, L.P.



                                By:    /s/ A.M. Fringuelli
                                       -----------------------------------------
                                       Name:   A.M. Fringuelli
                                       Title:  General Partner



                                Date:  1/16/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                RENAISSANCE OFFSHORE PARTNERS, L.P.




                                By:    /s/ A. M. Frinquelli
                                       -----------------------------------------
                                       Name:   A. M. Frinquelli
                                       Title:  General Partner




                                Date:  1/16/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                By:    /s/ Robert E. Snyder GP
                                       -----------------------------------------
                                       Name:   Robert E. Snyder
                                       Title:  GP
                                               Rocky Mountain Investors

                                Date:  12/24/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                SECURITAS MONTPELIER, LP



                                By:    /s/ John F. Shettle, Jr.
                                       -----------------------------------------
                                       Name:   John F. Shettle, Jr.
                                       Title:  Director



                                       By:
                                       -----------------------------------------
                                       Name:
                                       Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                SECURITAS MONTPELIER, LP



                                By:    /s/ Michael J. Cuddy
                                       -----------------------------------------
                                       Name:   Michael J. Cuddy
                                       Title:  Director



                                       By:
                                       -----------------------------------------
                                       Name:
                                       Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                DAVID STAPLES



                                By:    /s/ David Staples
                                       -----------------------------------------
                                       Name:
                                       Title:



                                Date:  12/24/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                By:    /s/ Joseph S. Steinberg
                                       -----------------------------------------
                                       Name:   Joseph S. Steinberg
                                       Title:



                                Date:  1/9/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                By:    /s/ A. Taylor
                                       -----------------------------------------
                                       Name:   A. Taylor
                                       Title:



                                Date:  17/1/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                THIRD AVENUE TRUST, on behalf of
                                THIRD AVENUE SMALL-CAP VALUE FUND series



                                By:    /s/ David Barse
                                       -----------------------------------------
                                       Name:   David Barse
                                       Title:  President

                                Date:  1/15/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                THIRD AVENUE TRUST, on behalf of
                                THIRD AVENUE VALUE FUND series



                                By:    /s/ David Barse
                                       -----------------------------------------
                                       Name:   David Barse
                                       Title:  President

                                Date:  1/15/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                TRIDENT CAPITAL FUND-IV, L.P.



                                By:    /s/ Bonnie N. Kennedy
                                       -----------------------------------------
                                       Name:  Bonnie N. Kennedy
                                       Title: Managing Director - Trident
                                              Capital Management-IV, L.L.C.
                                              General Partner of Trident Capital
                                              Fund-IV, L.P.



                                Date:  1/10/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                TRIDENT CAPITAL FUND-IV
                                PRINCIPALS FUND, L.P.



                                By:    /s/ Bonnie N. Kennedy
                                       -----------------------------------------
                                       Name:  Bonnie N. Kennedy
                                       Title: Managing Director - Trident
                                              Capital Management-IV, L.L.C.
                                              General Partner of Trident Capital
                                              Fund-IV Principals Fund, L.P.



                                Date:  1/10/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                TRIDENT CAPITAL FUND-IV
                                AFFILIATES FUND (Q), L.P.



                                By:    /s/ Bonnie N. Kennedy
                                       -----------------------------------------
                                       Name:  Bonnie N. Kennedy
                                       Title: Managing Director - Trident
                                              Capital Management-IV, L.L.C.
                                              General Partner of Trident Capital
                                              Fund-IV Affiliates Fund (Q), L.P.



                                Date:  1/10/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                TRIDENT CAPITAL FUND-IV
                                AFFILIATES FUND, L.P.



                                By:    /s/ Bonnie N. Kennedy
                                       -----------------------------------------
                                       Name:  Bonnie N. Kennedy
                                       Title: Managing Director - Trident
                                              Capital Management-IV, L.L.C.
                                              General Partner of Trident Capital
                                              Fund-IV Affiliates Fund, L.P.



                                Date:  1/10/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                TRIDENT CAPITAL FUND-V, L.P.



                                By:    /s/ Bonnie N. Kennedy
                                       -----------------------------------------
                                       Name:  Bonnie N. Kennedy
                                       Title: Managing Director - Trident
                                              Capital Management-V, L.L.C.
                                              General Partner of Trident Capital
                                              Fund-V, L.P.



                                Date:  1/10/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                TRIDENT CAPITAL PARALLEL FUND-V, C.V.



                                By:    /s/ Bonnie N. Kennedy
                                       -----------------------------------------
                                       Name:  Bonnie N. Kennedy
                                       Title: Managing Director - Trident
                                              Capital Management-V, L.L.C.
                                              General Partner of Trident Capital
                                              Parallel Fund-V, L.P.



                                Date:  1/10/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                TRIDENT CAPITAL FUND-V
                                PRINCIPALS FUND, L.P.



                                By:    /s/ Bonnie N. Kennedy
                                       -----------------------------------------
                                       Name:  Bonnie N. Kennedy
                                       Title: Managing Director - Trident
                                              Capital Management-V, L.L.C.
                                              General Partner of Trident Capital
                                              Fund-V Principals Fund, L.P.



                                Date:  1/10/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                TRIDENT CAPITAL FUND-V
                                AFFILIATES FUND (Q), L.P.



                                By:    /s/ Bonnie N. Kennedy
                                       -----------------------------------------
                                       Name:  Bonnie N. Kennedy
                                       Title: Managing Director - Trident
                                              Capital Management-V, L.L.C.
                                              General Partner of Trident Capital
                                              Fund-V Affiliates Fund (Q), L.P.



                                Date:  1/10/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                TRIDENT CAPITAL FUND-V
                                AFFILIATES FUND, L.P.



                                By:    /s/ Bonnie N. Kennedy
                                       -----------------------------------------
                                       Name:  Bonnie N. Kennedy
                                       Title: Managing Director - Trident
                                              Capital Management-V, L.L.C.
                                              General Partner of Trident Capital
                                              Fund-V Affiliates Fund, L.P.



                                Date:  1/10/02
                                       -----------------------------------------



         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                VESTAR-MONTPELIER HOLDINGS A L.P.



                                By:    /s/ Prakash A. Melwani
                                       -----------------------------------------
                                       Name:  Prakash A. Melwani
                                       Title: Managing Director



                                Date:  12/24/01
                                       -----------------------------------------



         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                VESTAR-MONTPELIER HOLDINGS B L.P.



                                By:    /s/ Prakash A. Melwani
                                       -----------------------------------------
                                       Name:  Prakash A. Melwani
                                       Title: Managing Director



                                Date:  12/24/01
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                VESTAR-MONTPELIER EMPLOYEES LTD.



                                By:    /s/
                                       -----------------------------------------
                                       Name:
                                       Title: Officer of the Director

                                Date:  12/24/01
                                       -----------------------------------------


         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                By:    /s/ Allan L. Waters
                                       -----------------------------------------
                                       Name:   Allan L. Waters
                                       Title:



                                Date:  1/11/02
                                       -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                By:    /s/ George U. Wyper
                                       -----------------------------------------
                                       Name:   George U. Wyper
                                       Title:



                                Date:  1/2/02
                                       -----------------------------------------



IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                SHAREHOLDER:

                                YALE UNIVERSITY



                                By:    /s/ Michael F. Price
                                       -----------------------------------------
                                       Name:  Michael F. Price
                                       Title: Managing Member
                                       MFP Investors LLC
                                       (Investment Adviser)



                                Date:  12/26/01
                                       -----------------------------------------